UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22353

Grosvenor Registered Multi-Strategy Fund

(TI 2), LLC

(Exact name of Registrant as specified in charter)

900 North Michigan Avenue, Suite 1100

Chicago, Illinois 60611

(Address of principal executive offices) (Zip code)

Scott J. Lederman Grosvenor Registered Multi-Strategy Funds 900 North Michigan Avenue Suite 1100 Chicago, Illinois 60611	George J. Zornada, Esq. K&L Gates LLP State Street Financial Center One Lincoln Street Boston, Massachusetts 02111-2950

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 506-6500

Date of fiscal year end: March 31

Date of reporting period: March 31, 2012

ITEM 1 – REPORTS TO STOCKHOLDERS

The Report to Shareholders is attached hereto.

GROSVENOR REGISTERED MULTI-STRATEGY FUND (TI 2), LLC

Financial Statements

For the Year Ended March 31, 2012

With Report of Independent Registered Public Accounting Firm

Grosvenor Registered Multi-Strategy Fund (TI 2), LLC

Financial Statements

For the Year Ended March 31, 2012

The Registrant files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Registrant’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information on Form N-Q is available without charge, upon request, by calling (866) 211-4521.

A description of the policies and procedures that the Registrant uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 211-4521 and on the Commission’s website at http://www.sec.gov.

Information regarding how the Registrant voted proxies relating to portfolio securities during the most recent 12-month period ended December 31 (or during the inception-to-date period, if shorter, during the first year of operations) is available without charge, upon request, by calling (866) 211-4521, and on the Commission’s website at http://www.sec.gov.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Members of

Grosvenor Registered Multi-Strategy Fund (TI 2), LLC

In our opinion, the accompanying statement of assets, liabilities and members’ capital and the related statements of operations, of changes in members’ capital and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Grosvenor Registered Multi-Strategy Fund (TI 2), LLC (the “Fund”) at March 31, 2012, and the results of its operations and its cash flows for the year then ended and the changes in its members’ capital and the financial highlights for the year then ended and for the period July 1, 2010 (commencement of operations) through March 31, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

May 30, 2012

PricewaterhouseCoopers LLP, One North Wacker Drive Chicago, IL 60606

T: (312) 298 2000, F: (312) 298 2001, www.pwc.com/us

1

Grosvenor Registered Multi-Strategy Fund (TI 2), LLC

Statement of Assets, Liabilities and Members’ Capital

March 31, 2012

ASSETS

Investment in Grosvenor Registered Multi-Strategy Master Fund, LLC, at fair value	$21,540,540
Cash and cash equivalents (See Note 2d)	261,934
Investment in Grosvenor Registered Multi-Strategy Master Fund, LLC paid in advance	889,250
Redemption receivable from investment in Grosvenor Registered Multi-Strategy Master Fund, LLC	100,262
Due from Adviser (See Note 2b)	9,171

Total assets	22,801,157

LIABILITIES

Members’ subscriptions received in advance	889,250
Repurchase of Members’ interests payable	100,262
Professional fees payable	27,752
Management fee payable	17,837
Servicing fees payable	8,918
Administration fee payable	1,500
Other liabilities	11,356

Total liabilities	1,056,875

NET ASSETS	$21,744,282

MEMBERS’ CAPITAL*	$21,744,282

*	Members’ Capital includes net subscriptions, cumulative net investment income/(loss), cumulative net realized gain/(loss), and accumulated unrealized appreciation from investments in Grosvenor Registered Multi-Strategy Master Fund, LLC.

The accompanying notes and attached financial statements of Grosvenor Registered Multi-Strategy Master Fund, LLC are an integral part of these financial statements.

2

Grosvenor Registered Multi-Strategy Fund (TI 2), LLC

Statement of Operations

For the Year Ended March 31, 2012

NET INVESTMENT LOSS ALLOCATED FROM GROSVENOR REGISTERED MULTI-STRATEGY MASTER FUND, LLC
Interest	$198
Other income	570
Expenses	(227,463)

Net investment loss allocated from Grosvenor Registered Multi-Strategy Master Fund, LLC	(226,695)

FUND INCOME
Interest	58

FUND EXPENSES
Management fee	88,796
Professional fees	60,304
Servicing fees	44,398
Printing fees	20,343
Registration fees	15,124
Administration fee	9,000
Other expenses	25,173

Total Fund expenses	263,138

Net Investment Loss Before Expense Limitation Reimbursement	(489,775)

Expense limitation reimbursement	76,134

Net Investment Loss	(413,641)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS ALLOCATED FROM GROSVENOR REGISTERED MULTI-STRATEGY MASTER FUND, LLC

Net realized gain on investments	76,206
Net change in accumulated unrealized appreciation on investments	128,476

Net realized and unrealized gain on investments allocated from Grosvenor Registered Multi-Strategy Master Fund, LLC	204,682

NET DECREASE IN MEMBERS’ CAPITAL RESULTING FROM OPERATIONS	$(208,959)

The accompanying notes and attached financial statements of Grosvenor Registered Multi-Strategy Master Fund, LLC are an integral part of these financial statements.

3

Grosvenor Registered Multi-Strategy Fund (TI 2), LLC

Statements of Changes in Members’ Capital

Members’ Capital, July 1, 2010 (commencement of operations)	$—

Members’ subscriptions	9,460,540

Net increase in Members’ Capital resulting from capital transactions	9,460,540

Net investment loss	(103,692)

Net realized gain from investments	272,442

Net change in accumulated unrealized appreciation on investments	247,586

Net increase in Members’ Capital resulting from operations	416,336

Members’ Capital, March 31, 2011	9,876,876

Members’ subscriptions	13,132,645

Members’ interests repurchased	(1,056,280)

Net increase in Members’ Capital resulting from capital transactions	12,076,365

Net investment loss	(413,641)

Net realized gain from investments	76,206

Net change in accumulated unrealized appreciation on investments	128,476

Net decrease in Members’ Capital resulting from operations	(208,959)

Members’ Capital, March 31, 2012	$21,744,282

The accompanying notes and attached financial statements of Grosvenor Registered Multi-Strategy Master Fund, LLC are an integral part of these financial statements.

4

Grosvenor Registered Multi-Strategy Fund (TI 2), LLC

Statement of Cash Flows

For the Year Ended March 31, 2012

CASH FLOWS FROM OPERATING ACTIVITIES

Net decrease in Members’ Capital resulting from operations	$(208,959)
Adjustments to reconcile net decrease in Members’ Capital resulting from operations to net cash used in operating activities:
Net change in accumulated unrealized appreciation on investments in Portfolio Funds allocated from Grosvenor Registered Multi-Strategy Master Fund, LLC	(128,476)
Net investment loss allocated from Grosvenor Registered Multi-Strategy Master Fund, LLC	226,695
Net realized gain allocated from Grosvenor Registered Multi-Strategy Master Fund, LLC	(76,206)
Purchases of investment in Grosvenor Registered Multi-Strategy Master Fund, LLC	(12,179,071)
Proceeds from investment in Grosvenor Registered Multi-Strategy Master Fund, LLC	956,018
(Increase)/Decrease in operating assets:
Due from Adviser	(9,171)
Other assets	5
Increase/(Decrease) in operating liabilities:
Management fee payable	13,718
Servicing fees payable	6,859
Professional fees payable	(22,184)
Due to Adviser	(2,596)
Other liabilities	7,686

Net Cash Used in Operating Activities	(11,415,682)

CASH FLOWS FROM FINANCING ACTIVITIES

Proceeds from Members’ subscriptions	12,516,020
Payments for Members’ interests repurchased	(956,018)

Net Cash Provided by Financing Activities	11,560,002

Net increase in cash and cash equivalents	144,320

Cash and cash equivalents at beginning of year	117,614

Cash and cash equivalents at end of year	$261,934

The accompanying notes and attached financial statements of Grosvenor Registered Multi-Strategy Master Fund, LLC are an integral part of these financial statements.

5

Grosvenor Registered Multi-Strategy Fund (TI 2), LLC

Financial Highlights

The following represents certain ratios to average Members’ Capital, total return, and other supplemental information for the period indicated:

	Year Ended March 31, 2012	July 1, 2010 (commencement of operations) through Period Ended March 31, 2011*
Ratios to average Members’ Capital: (a)

Net investment loss—net of expense reimbursement (b)	(2.34%)	(2.33%)

Expenses—gross of expense reimbursement (c)	2.77%	6.79%

Expenses—net of expense limitation reimbursement	2.34%	2.34%

Total return (d)	(1.58%)	7.61%

Members’ Capital, end of year ($000)	$21,744	$9,877

*	The ratios for this period have been annualized. All non-recurring expenses, including organizational expenses included in these ratios have not been annualized.

(a)	Average Members’ Capital is determined by using the net assets at the end of each month during the period.

(b)	The ratio reflects the income and expenses including the TI 2 Fund’s proportionate share of income and expenses of Grosvenor Registered Multi-Strategy Master Fund, LLC.

(c)	The ratio reflects the expenses including the TI 2 Fund’s proportionate share of the expenses of Grosvenor Registered Multi-Strategy Master Fund, LLC.

(d)	The total return is not annualized. Total return assumes a purchase of an Interest in the TI 2 Fund on the first day and the sale of an Interest on the last day of the period and is calculated by using geometrically linked monthly returns. An individual Member’s return may vary from these returns based on the timing of Member subscriptions and repurchases.

The accompanying notes and attached financial statements of Grosvenor Registered Multi-Strategy Master Fund, LLC are an integral part of these financial statements.

6

Grosvenor Registered Multi-Strategy Fund (TI 2), LLC

Notes to Financial Statements

March 31, 2012

1.    Organization

Grosvenor Registered Multi-Strategy Fund (TI 2), LLC (the “TI 2 Fund”) is a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, diversified, management investment company. The TI 2 Fund commenced operations on July 1, 2010 and has many of the features of a private investment fund. The TI 2 Fund’s interests (“Interests”) are offered only in private placements to persons (i) who are “accredited investors” under the Securities Act of 1933, as amended, and (ii) who meet other investor eligibility criteria established by the TI 2 Fund.

The TI 2 Fund’s primary investment objectives are to provide investors (i) an attractive, long-term rate of return, on an absolute as well as a risk-adjusted basis, (ii) low performance volatility and (iii) minimal correlation with the equity and fixed income markets. In pursuing its investment objectives, the TI 2 Fund invests substantially all of its assets in Grosvenor Registered Multi-Strategy Master Fund, LLC (the “Master Fund”), a Delaware limited liability company, which, like the TI 2 Fund, is registered under the 1940 Act. The Master Fund has the same investment objectives and substantially the same investment policies as those of the TI 2 Fund. This form of investment structure is commonly known as a “master/feeder fund” arrangement. The Master Fund pursues its investment objectives principally through a multi-manager, multi-strategy program of investment in a diverse group of private investment funds (“Portfolio Funds”), managed by a select group of alternative asset managers (“Investment Managers”). The Master Fund seeks diversification by investing in Portfolio Funds that (i) pursue non-traditional investment strategies and (ii) are expected to exhibit a low degree of performance correlation, not only with broad market indices, but also with each other. The Master Fund invests in the Portfolio Funds as a limited partner, member or shareholder, along with other investors and generally invests in between 25 and 50 Portfolio Funds. It is expected that the Portfolio Funds in which the Master Fund invests will not be registered under the 1940 Act. There can be no assurance that the investment objectives of the TI 2 Fund or the Master Fund will be achieved.

The financial statements of the Master Fund, including the Schedule of Investments, are attached to this report and should be read in conjunction with the TI 2 Fund’s financial statements. As of March 31, 2012, the TI 2 Fund’s beneficial ownership of the Master Fund’s Members’ Capital was 3.83%.

Grosvenor Capital Management, L.P., (the “Adviser” or “Grosvenor”) serves as the management services provider of the TI 2 Fund and the investment adviser of the Master Fund. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and is responsible for the day-to-day operations of both the Master Fund and the TI 2 Fund. Pursuant to an investment advisory agreement between the Master Fund and the Adviser, the Adviser is responsible for providing all portfolio management and investment advisory services for the Master Fund. In addition, the Adviser provides various management and administrative services to the TI 2 Fund pursuant to a management agreement with the TI 2 Fund. Under the management agreement, the Adviser also is responsible for the investment of the cash reserves of the TI 2 Fund. The Adviser is subject to oversight by the Board of Directors of the Master Fund, whose members also comprise the TI 2 Fund’s Board of Directors (the “Board”).

7

Grosvenor Registered Multi-Strategy Fund (TI 2), LLC

Notes to Financial Statements (continued)

March 31, 2012

1.    Organization (continued)

The Board has overall responsibility to manage and supervise the operations of the TI 2 Fund, including the exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the TI 2 Fund’s business. The Board exercises the same powers, authority and responsibilities on behalf of the TI 2 Fund as customarily exercised by directors of a typical investment company registered under the 1940 Act and organized as a corporation.

Grosvenor Securities LLC (“GSLLC”), which is an affiliate of the Adviser, and Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”) presently act as the placement agents for the TI 2 Fund. The TI 2 Fund has also entered into member servicing agreements with MLPF&S and Grosvenor (each, a “Servicing Agent”) to provide (or arrange for the provision of) ongoing Member and account maintenance services. MLPF&S is the Servicing Agent for those Members that purchased their Interests through MLPF&S and Grosvenor is the Servicing Agent for all other Members.

Subscriptions for Interests in the TI 2 Fund by eligible investors may be accepted as of the first day of each month, or at such times as the Board may determine. Investors who purchase limited liability company Interests in the TI 2 Fund in the offering, and other persons who acquire Interests and are admitted to the TI 2 Fund by its Board, will become members of the TI 2 Fund (the “Members”). The TI 2 Fund may, from time to time, offer to repurchase Interests from its Members pursuant to written tenders by Members. These repurchase offers will be made at such times and on such terms as may be determined by the Board, in its sole discretion, subject to the liquidity of the TI 2 Fund’s assets and other factors considered by the Board. The Adviser expects that it will recommend to the Board that the TI 2 Fund offer to repurchase Interests from Members four times each year, effective as of the last day of each calendar quarter. Members can only transfer or assign Interests under certain limited circumstances. Member repurchases are recognized as liabilities when the amount becomes fixed and determinable. This generally will occur on the last day of a fiscal period.

The Bank of New York Mellon serves as custodian of the TI 2 Fund’s assets and provides custodial services for the TI 2 Fund. BNY Mellon Investment Servicing (U.S.) Inc. serves as administrator and accounting agent to the TI 2 Fund and in that capacity provides certain accounting, record keeping, investor related services, and regulatory administrative services.

As of the last day of each calendar month, the TI 2 Fund allocates net profits or losses for that month to the capital accounts of all Members, in proportion to their respective opening capital account balances for such period (after taking into account any Member subscriptions deemed to be made as of the first day of such period).

2.    Summary of Significant Accounting Policies

a.    Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States (“GAAP”) requires management to make estimates and assumptions that affect

8

Grosvenor Registered Multi-Strategy Fund (TI 2), LLC

Notes to Financial Statements (continued)

March 31, 2012

2.    Summary of Significant Accounting Policies (continued)

a.    Use of Estimates (continued)

the amounts reported in the financial statements and accompanying notes. Management believes that the estimates utilized in preparing the TI 2 Fund’s financial statements are reasonable and prudent; however, the actual results could differ from these estimates.

b.    Expenses

The TI 2 Fund bears its own expenses and, indirectly, bears a pro rata portion of the Master Fund’s expenses incurred in its business, including, but not limited to, the following: fees paid directly or indirectly to the investment managers and the general operating expenses of the Portfolio Funds; all costs and expenses directly related to the portfolio transactions and positions for the Master Fund’s account; legal fees; accounting and auditing fees; custodial and escrow fees; fees paid to the TI 2 Fund’s and the Master Fund’s administrator; costs of insurance; management fees and advisory fees; the fees and travel expenses and other expenses of the TI 2 Fund’s and the Master Fund’s Boards; all costs with respect to communications regarding the TI 2 Fund’s and the Master Fund’s transactions among the Adviser and any custodian or other agent engaged by the TI 2 Fund; and other types of expenses approved by the TI 2 Fund’s or the Master Fund’s Board of Directors. The expenses of the Portfolio Funds are not included in expenses in the TI 2 Fund’s Statement of Operations or the Financial Highlights, as the effect of these expenses is recognized in realized and unrealized gains and losses allocated from the Master Fund.

The Adviser and the TI 2 Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement” or “ELA”) under which the Adviser will, subject to possible reimbursement by the TI 2 Fund as described below, waive fees or pay or absorb operating expenses of the TI 2 Fund (including the TI 2 Fund’s share of the ordinary operating expenses of the Master Fund) to the extent necessary to limit the ordinary operating expenses of the TI 2 Fund (including the TI 2 Fund’s share of the ordinary operating expenses of the Master Fund, but excluding (i) all fees, expenses and incentive allocations of the Portfolio Funds in which the Master Fund invests; and (ii) taxes, interest and related costs of borrowing, brokerage commissions and any extraordinary expenses of the TI 2 Fund or the Master Fund) to 2.34% per annum of the TI 2 Fund’s average monthly net assets (the “Expense Limitation”). In consideration of the Adviser’s agreement to limit the TI 2 Fund’s expenses, the TI 2 Fund will carry forward the amount of fees waived and expenses paid or absorbed by the Adviser in excess of the Expense Limitation, for a period not to exceed three years from the end of the fiscal year in which the fee was waived or the expense was paid or absorbed, and will reimburse the Adviser such amounts. Reimbursement will be made as promptly as possible, but only to the extent it does not cause the TI 2 Fund’s annualized ordinary operating expenses to exceed the Expense Limitation in effect at the time that the excess operating expenses were waived, paid or absorbed. The Expense Limitation Agreement will remain in effect until March 31, 2013 and will terminate unless renewed by the Adviser.

9

Grosvenor Registered Multi-Strategy Fund (TI 2), LLC

Notes to Financial Statements (continued)

March 31, 2012

2.    Summary of Significant Accounting Policies (continued)

b.    Expenses (continued)

The amounts related to the Expense Limitation are as follows:

Components of Due from Adviser:
	Year Ended March 31, 2012	Year Ended March 31, 2011
Expenses Incurred in Excess of the Expense Limitation	76,134	230,363
Net Reimbursement by Adviser	(64,367)	(232,959)
Amount Due from Adviser at Prior Year End	2,596	—

Amount Due from Adviser at Year End	9,171	(2,596)

Amounts Available for Recoupment by the Adviser:
	Year Ended March 31, 2012	Year Ended March 31, 2011
Expenses Incurred in Excess of the Expense Limitation	76,134	230,363
Amount recouped by the Adviser	—	—

Remaining Amount Available for Recoupment	76,134	230,363

Expiration	March 31, 2015	March 31, 2014

Reimbursement of expenses carried forward is dependent on future levels of Members’ Capital and expenses of the TI 2 Fund and the Master Fund.

c.    Income Taxes

As a limited liability company that is treated as a partnership, no provision for the payment of federal, state or local income taxes has been provided by the TI 2 Fund. Each Member is individually required to report on its own tax return its share of the TI 2 Fund’s taxable income or loss. The TI 2 Fund has a tax year end of December 31.

Net investment income or loss and net realized and unrealized gain or loss from investments of the TI 2 Fund for each fiscal period are allocated among, and credited to or debited against, the capital accounts of all Members as of the last day of each fiscal period in accordance with each Member’s respective investment percentage for the fiscal period, as defined in the TI 2 Fund’s Operating Agreement.

10

Grosvenor Registered Multi-Strategy Fund (TI 2), LLC

Notes to Financial Statements (continued)

March 31, 2012

2.    Summary of Significant Accounting Policies (continued)

c.    Income Taxes (continued)

The U.S. federal income tax basis of the TI 2 Fund’s investment in the Master Fund for federal income tax purposes is based on amounts reported to the TI 2 Fund by the Master Fund on a Schedule K-1. As of March 31, 2012, the Master Fund has not yet received information to determine the current tax cost of the Portfolio Funds as of March 31, 2012. Based on the amounts reported to the TI 2 Fund by the Master Fund on Schedule K-1 as of December 31, 2011, and after adjustment for purchases and redemptions between December 31, 2011 and March 31, 2012, the TI 2 Fund’s proportionate share of the estimated tax basis of the Master Fund’s investments at March 31, 2012 for U.S. federal tax purposes is $19,792,793, and net unrealized appreciation for U.S. federal income tax purposes was $766,809 (gross unrealized appreciation $1,358,800; gross unrealized depreciation $591,991).

The authoritative guidance on accounting for and disclosure of uncertainty in tax positions requires management to determine whether a tax position of the TI 2 Fund is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For tax positions meeting the “more likely than not” threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority. The TI 2 Fund has determined that there are no unrecognized tax benefits or liabilities relating to uncertain income tax positions expected to be taken on the tax return for the tax year ended December 31, 2011. The TI 2 Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended March 31, 2012, the TI 2 Fund did not incur any interest or penalties.

d.    Other

Cash and cash equivalents consist of amounts maintained in an interest-bearing account with The Bank of New York Mellon. Interest income is recorded on an accrual basis. In circumstances when insured limits are exceeded, the risk of default depends on the creditworthiness of the counterparties to each of these transactions. The TI 2 Fund has not experienced and does not expect to experience any losses in such accounts. The Adviser monitors the creditworthiness of the counterparties in an attempt to mitigate risk of loss. The TI 2 Fund records its proportionate share of the Master Fund’s investment income, expenses and realized and unrealized gains and losses as allocated by the Master Fund. In addition, the TI 2 Fund records its own income and expenses on the accrual basis.

In accordance with the authoritative guidance on distinguishing liabilities from capital, repurchases are recognized as liabilities when the dollar amount requested in the repurchases notice becomes fixed, which generally occurs on the last day of the fiscal period. As a result, repurchases paid after the end of the year, but based upon fixed amounts as of March 31, 2012, would be reflected as repurchase of Members’ interests payable at March 31, 2012.

11

Grosvenor Registered Multi-Strategy Fund (TI 2), LLC

Notes to Financial Statements (continued)

March 31, 2012

2.    Summary of Significant Accounting Policies (continued)

d.    Other (continued)

The TI 2 Fund pays a monthly fee to the custodian and the administrator based primarily upon month-end net assets.

3.    Portfolio Valuation

The TI 2 Fund records its investment in the Master Fund at fair value, which represents the TI 2 Fund’s proportionate interest in the Master Fund’s Members’ Capital. The performance of the TI 2 Fund is directly affected by the performance of the Master Fund. The valuation of investments held by the Master Fund is discussed in the notes to the Master Fund’s financial statements attached to this report.

4.    Management Fee

Pursuant to a management agreement between the TI 2 Fund and the Adviser, the Adviser is entitled to a management fee (the “Management Fee”), paid monthly in arrears, equal to an annual rate of 0.50% of the Members’ ending monthly capital of the TI 2 Fund before taking into consideration the Management Fee, prior to any repurchases or distribution of capital during the month. The portion of the Management Fee attributable to a Member’s capital account is specially allocated to such Member.

5.    Related Party Transactions and Other

The Board is made up of five Board members who are not “interested persons”, as defined by the 1940 Act, (the “Independent Directors”). Compensation to the Board is paid and expensed by the Master Fund and allocated pro-rata to the Feeder Funds. All Independent Directors may be reimbursed for out-of-pocket expenses of attendance at each regular or special meeting of the Board or of any committee thereof and for their expenses, if any, in connection with any other service or activity they perform or engage in as Independent Directors. The total fees and expenses (including compensation) of the Independent Directors and Fund Officers are shown on the Master Fund’s Statement of Operations.

The TI 2 Fund has entered into a member services agreement with each Servicing Agent to provide (or arrange provision of) ongoing Member and account maintenance services. As consideration for these services, the TI 2 Fund pays a monthly servicing fee (the “Servicing Fee”) to each Servicing Agent at an annualized rate of 0.25% of the net assets of the TI 2 Fund that are attributable to the Members serviced by such Servicing Agent, as determined as of the last day of the month prior to any withdrawal or distribution of capital during the month.

12

Grosvenor Registered Multi-Strategy Fund (TI 2), LLC

Notes to Financial Statements (continued)

March 31, 2012

5.    Related Party Transactions and Other (continued)

Investors may be charged a placement fee (the “Placement Fee”) on Interests placed by a Placement Agent of up to 2.50% of the investment amount. The Placement Fee is paid by investors directly to the Placement Agent and is not borne by the TI 2 Fund. The Placement Fee is waived for certain investors, including those investors investing through an account with GSLLC.

6.    Financial Instruments with Off-Balance Sheet Risk or Concentrations of Credit Risk or Liquidity Risks

In the normal course of business, the Portfolio Funds in which the Master Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These may include, but are not limited to, short selling activities, writing option contracts, contracts for differences and equity swaps. However, as a result of the investments by the Master Fund as a limited partner, member or shareholder, the Master Fund’s liability with respect to its investments in the Portfolio Funds is generally limited to the net asset value of its interest in each Portfolio Fund.

Because the TI 2 Fund is a closed-end investment company, Interests are not redeemable at the option of Members and are not exchangeable for interests of any other fund. Although the Board in its discretion may cause the TI 2 Fund to offer from time to time to repurchase Interests at the Members’ capital account value, Interests are considerably less liquid than shares of funds that trade on a stock exchange or shares of open-end investment companies. With respect to any offer to repurchase Interests by the TI 2 Fund, the aggregate repurchase amount will be determined by the Board in its discretion and such repurchase amount may represent only a small portion of outstanding Interests. Because the Master Fund’s investments in Portfolio Funds themselves have limited liquidity, the Master Fund and the TI 2 Fund may not be able to fund significant repurchases. Members whose Interests are accepted for repurchase also bear the risk that the TI 2 Fund’s members’ capital account value may fluctuate significantly between the time that they submit their request for repurchase and the date as of which Interests are valued for the purpose of repurchase.

Liquidity risk is the risk that the Master Fund will encounter difficulty in meeting obligations associated with financial liabilities. Among other things liquidity could be impaired by an inability to access secured and/or unsecured sources of financing, an inability to sell assets or to withdraw capital from the Portfolio Funds, or unforeseen outflows of cash to meet tender demands. This situation may arise due to circumstances outside of the Master Fund’s control, such as a general market disruption or an operational issue affecting the Master Fund or third parties, including the Portfolio Funds. Also, the ability to sell assets may be impaired if other market participants are seeking to sell similar assets at the same time.

The Master Fund’s capital investment in the Portfolio Funds can be withdrawn on a limited basis. As a result, the Master Fund may not be able to provide liquidity to the TI 2 Fund, and the TI 2 Fund may not be able to liquidate quickly some of its investment in the Master Fund in order to meet liquidity requirements or respond to market events.

13

Grosvenor Registered Multi-Strategy Fund (TI 2), LLC

Notes to Financial Statements (continued)

March 31, 2012

7.    Guarantees

Under the TI 2 Fund’s organizational documents, its Independent Directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the TI 2 Fund. In addition, in the normal course of business, the TI 2 Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The TI 2 Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the TI 2 Fund that have not yet occurred. However, based on experience, the TI 2 Fund expects the risk of loss due to these warranties and indemnities to be remote.

8.    Subsequent Events

The TI 2 Fund has evaluated all subsequent events through the date that the audited financial statements were available to be issued and noted the following:

On March 27, 2012, the TI 2 Fund announced a tender offer to repurchase up to $2,000,000 of outstanding Interests from Members. The net asset value of the Interests will be calculated for this purpose on June 30, 2012. The tender offer expired April 26, 2012.

Subsequent to March 31, 2012, the TI 2 Fund received subscriptions from Members for Interests in the amount of $1,508,750 which became effective as of May 1, 2012.

Following Board consideration and authorization, effective January 1, 2013, the investors in Grosvenor Registered Multi-Strategy Fund (TE), LLC (the “TE Fund”), an affiliated investment fund, expect to become investors in the TI 2 Fund through certain in-kind transactions between the TI 2 Fund, the TE Fund and the Grosvenor Multi-Strategy Offshore Fund, Ltd. (the “Offshore Fund”). Further, following consideration and authorization of the Board of the TI 2 Fund, the TI 2 Fund has determined that, effective January 1, 2013, it expects to make an election to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (i.e., a 1099-issuing “RIC”) as opposed to a partnership, assuming that the TI 2 Fund determines that it meets applicable RIC qualification requirements at that time. For tax and regulatory reasons related to such an election, the Master Fund anticipates seeking to transition all of its investments, currently held in underlying Portfolio Funds organized as domestic limited partnership vehicles, to entities organized as offshore corporations or similar vehicles. Although Board authorization has been granted to the Adviser, the terms of the transaction are subject to change.

14

GROSVENOR REGISTERED MULTI-STRATEGY MASTER FUND, LLC

Financial Statements

For the Year Ended March 31, 2012

With Report of Independent Registered Public Accounting Firm

Grosvenor Registered Multi-Strategy Master Fund, LLC

Financial Statements

For the Year Ended March 31, 2012

The Registrant files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Registrant’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information on Form N-Q is available without charge, upon request, by calling (866) 211-4521.

A description of the policies and procedures that the Registrant uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 211-4521 and on the Commission’s website at http://www.sec.gov.

Information regarding how the Registrant voted proxies relating to portfolio securities during the most recent 12-month period ended December 31 is available without charge, upon request, by calling (866) 211-4521, and on the Commission’s website at http://www.sec.gov.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Members of

Grosvenor Registered Multi-Strategy Master Fund, LLC

In our opinion, the accompanying statement of assets, liabilities and members’ capital, including the schedule of investments, and the related statements of operations, of changes in members’ capital and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Grosvenor Registered Multi-Strategy Master Fund, LLC (the “Fund”) at March 31, 2012, the results of its operations and its cash flows for the year then ended, the changes in its members’ capital for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at March 31, 2012 by correspondence with the custodian and underlying portfolio funds, provide a reasonable basis for our opinion.

May 30, 2012

PricewaterhouseCoopers LLP, One North Wacker Drive Chicago, IL 60606

T: (312) 298 2000, F: (312) 298 2001, www.pwc.com/us

Grosvenor Registered Multi-Strategy Master Fund, LLC

Statement of Assets, Liabilities and Members’ Capital

March 31, 2012

ASSETS
Investments in Portfolio Funds, at fair value (cost $464,645,671)	$536,804,215
Cash and cash equivalents (See Note 2f)	3,217,310
Redemptions receivable from investments in Portfolio Funds	27,812,340
Investments in Portfolio Funds paid in advance	17,650,000
Prepaid insurance	144,000

Total assets	585,627,865

LIABILITIES
Repurchase of Members’ interests payable	16,156,914
Members’ subscriptions received in advance	6,318,450
Advisory fee payable	958,329
Professional fees payable	138,228
Administration fee payable	38,322
Adviser out-of-pocket expenses payable	4,167
Other liabilities	122,132

Total liabilities	23,736,542

NET ASSETS	$561,891,323

Net Capital*	$489,732,779
Net accumulated unrealized appreciation on investments in Portfolio Funds	72,158,544

MEMBERS’ CAPITAL	$561,891,323

*	Net Capital includes net subscriptions, cumulative net investment income/(loss) and cumulative net realized gain/(loss) from investments in Portfolio Funds.

The accompanying notes are an integral part of these financial statements.

Grosvenor Registered Multi-Strategy Master Fund, LLC

Schedule of Investments

March 31, 2012

Portfolio Funds*	First Acquisition Date	Cost	Fair Value**	% of Members’ Capital	% Ownership of Portfolio Fund***	First Available Redemption Date ****	Liquidity*****
Distressed
Anchorage Capital Partners, L.P. (a)	8/1/2006	$13,630,320	$18,490,653	3.29%	0.61%	N/A	Annually
Anchorage Short Credit Fund, L.P.	7/1/2007	2,768,079	1,349,520	0.24%	1.01%	N/A	Daily
Blue Mountain Credit Alternatives Fund, L.P.	8/1/2007	11,071,359	15,371,716	2.74%	5.74%	N/A	Quarterly
Fortress Value Recovery Fund, L.P. (b)	1/1/2006	4,300,000	566,197	0.10%	0.37%	N/A	(1)
Greywolf Capital Partners II, L.P. (a)	9/1/2007	117,573	119,559	0.02%	0.04%	N/A	(2)
GSO Liquidity Partners, L.P.	3/1/2008	605,086	681,847	0.12%	1.18%	N/A	(3)
Harbinger Capital Partners Special Situations Fund, L.P. (a)	7/1/2007	7,163,114	2,178,973	0.39%	0.33%	N/A	(1)
Highland Crusader Fund, L.P.	8/1/2005	2,560,828	3,100,688	0.55%	1.25%	N/A	(7)
King Street Capital, L.P. (a)	1/1/2003	11,190,100	15,507,330	2.76%	0.24%	N/A	Quarterly
Marathon Distressed Subprime Fund, L.P.	1/1/2008	17,982	30,064	0.01%	0.23%	N/A	(3)
Redwood Domestic Fund, L.P. (a)	1/1/2003	7,852,231	14,511,850	2.58%	1.01%	N/A	Annually-Bi-annually
Silver Point Capital Fund, L.P. (a)	1/1/2003	10,164,034	15,638,119	2.78%	0.68%	N/A	Annually

Total Distressed		71,440,706	87,546,516	15.58%

Event Driven
Elliott Associates, L.P.	1/1/2003	13,900,000	23,398,525	4.17%	0.33%	N/A	Semi-annually
Magnetar Capital II Fund, L.P.	1/1/2010	11,241,712	11,968,457	2.13%	4.43%	N/A	Quarterly
Magnetar Capital, L.P. (a)	7/1/2007	1,245,010	1,203,210	0.21%	0.67%	N/A	(2)
Owl Creek II, L.P.	4/1/2010	11,974,217	10,783,661	1.92%	0.98%	N/A	Quarterly
Perry Partners, L.P. (a)	1/1/2003	18,429,091	22,530,577	4.01%	1.12%	N/A	Quarterly
Seneca Capital, L.P. (a)	1/1/2003	13,384,681	14,989,395	2.67%	3.56%	N/A	Quarterly(4)
York European Opportunities Fund, L.P.	8/1/2011	16,850,000	16,766,401	2.98%	3.13%	N/A	Quarterly

Total Event Driven		87,024,711	101,640,226	18.09%

Long and/or Short Equity
Adelphi Europe Partners, L.P.	9/1/2011	14,850,000	15,978,726	2.84%	16.96%	N/A	Quarterly
AKO Partners L.P.	1/1/2011	12,000,000	12,654,858	2.25%	1.32%	N/A	Quarterly
Black Bear Fund I, L.P.	1/1/2003	67,788	142,286	0.03%	0.89%	N/A	(5)
Broad Peak Fund, L.P. (a)	7/1/2007	89,851	75,548	0.01%	0.23%	N/A	(2)
Brookside Capital Partners Fund, L.P. (a)	10/1/2009	319,849	326,213	0.06%	0.01%	N/A	(2)
Conatus Capital Partners, L.P.	1/1/2008	15,700,000	18,375,174	3.27%	1.81%	N/A	Quarterly
Egerton European Dollar Fund Ltd.	10/1/2011	15,120,034	17,530,191	3.12%	1.26%	N/A	Monthly

The accompanying notes are an integral part of these financial statements.

Grosvenor Registered Multi-Strategy Master Fund, LLC

Schedule of Investments (continued)

March 31, 2012

Portfolio Funds* (continued)	First Acquisition Date	Cost	Fair Value**	% of Members’ Capital	% Ownership of Portfolio Fund***	First Available Redemption Date ****	Liquidity*****
Long and/or Short Equity (continued)
Elm Ridge Capital Partners, L.P.	4/1/2003	$14,240,474	$16,005,103	2.85%	3.83%	N/A	Quarterly
Eminence Partners, L.P.	7/1/2010	4,798,466	5,811,820	1.03%	0.60%	N/A	Quarterly
Greenlight Capital Qualified, L.P.	1/1/2003	5,060,000	7,313,732	1.30%	0.35%	N/A	Annually
Impala Fund, L.P.	1/1/2007	6,765,392	8,792,823	1.57%	1.31%	N/A	Quarterly
Montrica Global Opportunities Fund, L.P. (a)	8/1/2007	243,881	164,642	0.03%	0.74%	N/A	(2)
Passport Global Strategies III, Ltd.	1/1/2010	479,302	190,608	0.03%	0.30%	N/A	(6)
Passport II, L.P.	7/1/2008	16,335,240	12,391,064	2.21%	1.87%	N/A	Quarterly
Scout Capital Partners II L.P.	9/1/2004	19,837,705	26,026,437	4.63%	2.46%	N/A	Quarterly
Steenbok Fund, L.P.	1/1/2008	3,325,000	4,096,102	0.73%	7.23%	N/A	Quarterly
Tremblant Partners, L.P.	1/1/2003	8,861,908	10,482,213	1.87%	4.99%	N/A	Quarterly-Bi-annually
Trian Partners, L.P.	4/1/2006	13,188,588	16,050,137	2.86%	2.91%	N/A	Quarterly
Viking Global Equities, L.P.	12/1/2007	3,600,000	5,232,038	0.93%	0.10%	N/A	Monthly
Zaxis Offshore Ltd.	10/1/2011	12,486,971	10,687,707	1.90%	1.92%	N/A	Monthly

Total Long and/or Short Equity		167,370,449	188,327,422	33.52%

Multi-Arbitrage
Canyon Value Realization Fund, L.P. (a)	1/1/2003	19,453,626	25,476,714	4.53%	1.02%	N/A	Quarterly-Annually
Capula Tail Risk Trust	4/1/2011	5,600,000	5,854,530	1.04%	5.86%	N/A	Monthly
Element Capital US Feeder Fund LLC	2/1/2011	5,500,000	5,998,506	1.07%	2.50%	N/A	Quarterly
Fir Tree Value Fund L.P.	9/1/2010	11,829,831	14,523,981	2.58%	0.97%	N/A	Quarterly-Annually
HBK II Fund, L.P. (a)	11/1/2009	16,235,353	19,303,389	3.44%	2.06%	N/A	Quarterly
Linden Investors, L.P.	4/1/2011	18,350,000	16,801,443	2.99%	5.60%	N/A	Quarterly
MKP Opportunity Partners, L.P.	4/1/2010	9,600,000	10,882,294	1.94%	3.00%	N/A	Monthly
OZ Domestic Partners, L.P. (a)	1/1/2003	14,302,258	20,027,713	3.56%	1.60%	N/A	Annually
Pine River Fund L.P.	10/1/2010	13,500,000	15,693,253	2.79%	8.16%	N/A	Quarterly
Stark Investments, L.P. (a)	1/1/2003	7,685,264	8,089,374	1.44%	1.60%	N/A	Quarterly
Stark Select Asset Fund LLC	1/1/2010	203,473	199,278	0.04%	0.20%	N/A	(6)

The accompanying notes are an integral part of these financial statements.

Grosvenor Registered Multi-Strategy Master Fund, LLC

Schedule of Investments (continued)

March 31, 2012

Portfolio Funds* (continued)	First Acquisition Date	Cost	Fair Value**	% of Members’ Capital	% Ownership of Portfolio Fund***	First Available Redemption Date ****	Liquidity*****
Multi-Arbitrage (continued)
Viridian Fund, Ltd.	1/1/2012	$16,550,000	$16,439,576	2.93%	0.97%	N/A	Quarterly

Total Multi-Arbitrage		138,809,805	159,290,051	28.35%

Total Investments in Portfolio Funds		$464,645,671	$536,804,215	95.54%

Other Assets, Less Liabilities			$25,087,108	4.46%

Members’ Capital			$561,891,323	100.00%

The Master Fund’s (as defined in the Organization note) investments in the Portfolio Funds shown above, representing 95.54% of Members’ Capital have been fair valued in accordance with procedures established by the Board of Directors of the Master Fund.

The Master Fund’s investments on March 31, 2012 are summarized below based on the investment strategy of each specific Portfolio Fund.

Investment Strategy	% of Total Investments in Portfolio Funds
Long and/or Short Equity	35.08%
Multi-Arbitrage	29.67
Event Driven	18.94
Distressed	16.31

Total	100.00%

*	Non-income producing investments. The Master Fund’s investments in Portfolio Funds are considered to be illiquid and may be subject to limitations on redemptions, including the assessment of early redemption fees.
**	See definition in the Portfolio Valuation note.
***	Based on the most recently available information provided by each Portfolio Fund.
****	From original investment date (excludes side pockets).
*****	Available frequency of redemptions after initial lock-up period.

The accompanying notes are an integral part of these financial statements.

Grosvenor Registered Multi-Strategy Master Fund, LLC

Schedule of Investments (continued)

March 31, 2012

N/A Initial lock-up period that has expired prior to March 31, 2012, has a lock-up that expires prior to the next liquidity date, or the Portfolio Fund did not have an initial lock-up period. However, specific redemption restrictions may apply.

(a) A portion or all of the Master Fund’s interest in the Portfolio Fund is held in side pockets which have restricted liquidity.

(b) Formerly known as D.B. Zwirn Special Opportunities Fund, L.P.

(1) The Portfolio Fund is liquidating its assets and is in the process of returning capital to its limited partners in a reasonable manner. The full liquidation is expected to take two to four years or longer.

(2) All of the Master Fund’s remaining interest in the Portfolio Fund is held in side pockets.

(3) Finite lived Portfolio Funds in which redemptions are not permitted during the investment period of the Portfolio Fund. Cash proceeds are distributed to limited partners as the Portfolio Fund’s investments are realized after the investment period.

(4) Approximately 10.5% of the fair value of the Master Fund’s interest in the Portfolio Fund is held in a special liquidating vehicle (“SLV”) which is not available for redemption. The full liquidation is expected to take two to three years or longer.

(5) The balance represents the invested capital in a liquidating vehicle created with the intention of liquidating assets in a reasonable manner.

(6) The balance represents the invested capital in a liquidating vehicle created with the intention of liquidating assets in a reasonable manner. The full liquidation is expected to take from two to four years or longer.

(7) The Portfolio Fund is liquidating its assets and is in the process of returning capital to its limited partners in a reasonable manner.

The accompanying notes are an integral part of these financial statements.

Grosvenor Registered Multi-Strategy Master Fund, LLC

Statement of Operations

For the Year Ended March 31, 2012

INVESTMENT INCOME
Interest	$6,850
Other income	15,695

Total Investment Income	22,545

EXPENSES
Advisory fee	5,596,227
Professional fees	535,661
Board of Directors’ and Fund Officers’ compensation	446,500
Administration fee	227,979
Insurance fees	182,700
Adviser out-of-pocket expenses	25,000
Custodian fees	19,110
Other expenses	342,996

Total Expenses	7,376,173

Net Investment Loss	(7,353,628)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain from investments in Portfolio Funds	2,496,131
Net change in accumulated unrealized appreciation on investments in Portfolio Funds	1,791,471

Net Realized and Unrealized Gain on Investments	4,287,602

NET DECREASE IN MEMBERS’ CAPITAL RESULTING FROM OPERATIONS	$(3,066,026)

The accompanying notes are an integral part of these financial statements.

Grosvenor Registered Multi-Strategy Master Fund, LLC

Statements of Changes in Members’ Capital

Members’ Capital, March 31, 2010	$487,517,746
Members’ subscriptions	79,300,000
Members’ interests repurchased	(70,395,708)

Net increase in Members’ Capital resulting from capital transactions	8,904,292

Net investment loss	(6,024,385)
Net realized gain from investments	17,184,636
Net change in accumulated unrealized appreciation on investments	26,908,611

Net increase in Members’ Capital resulting from operations	38,068,862

Members’ Capital, March 31, 2011	534,490,900
Members’ subscriptions	81,921,748
Members’ interests repurchased	(51,455,299)

Net increase in Members’ Capital resulting from capital transactions	30,466,449

Net investment loss	(7,353,628)
Net realized gain from investments	2,496,131
Net change in accumulated unrealized appreciation on investments	1,791,471

Net decrease in Members’ Capital resulting from operations	(3,066,026)

Members’ Capital, March 31, 2012	$561,891,323

The accompanying notes are an integral part of these financial statements.

Grosvenor Registered Multi-Strategy Master Fund, LLC

Statement of Cash Flows

For the Year Ended March 31, 2012

CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in Members’ Capital resulting from operations	$(3,066,026)
Adjustments to reconcile net decrease in Members’ Capital resulting from operations to net cash used in operating activities:
Net change in accumulated unrealized appreciation on investments in Portfolio Funds	(1,791,471)
Net realized gain from Portfolio Fund redemptions	(2,496,131)
Purchases of Portfolio Funds	(154,931,805)
Proceeds from Portfolio Funds	130,148,587
(Increase)/Decrease in operating assets:
Prepaid insurance	(144,000)
Other assets	1,393
Increase/(Decrease) in operating liabilities:
Advisory fee payable	503,113
Professional fees payable	(43,635)
Administration fee payable	2,439
Other liabilities	105,545

Net Cash Used in Operating Activities	(31,711,991)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from Members’ subscriptions	74,940,198
Payments for Members’ interests repurchased	(46,611,943)

Net Cash Provided by Financing Activities	28,328,255

Net decrease in cash and cash equivalents	(3,383,736)
Cash and cash equivalents at beginning of year	6,601,046

Cash and cash equivalents at end of year	$3,217,310

The accompanying notes are an integral part of these financial statements.

Grosvenor Registered Multi-Strategy Master Fund, LLC

Financial Highlights

The following represents certain ratios to average Members’ Capital, total return, and other supplemental information for the periods indicated:

	Years Ended March 31,
	2012		2011		2010*		2009		2008
Ratios to average Members’ Capital:(a)
Net investment loss—prior to incentive allocation, net of waivers: (b)	(1.32%)		(1.18%)		(1.23%)		(1.11%)		(1.09%)
Incentive Allocation:	0.00	%(d)	0.00	%(d)	(0.08	%)(c)	0.00	%(c)	(0.37	%)(c)

Net investment loss—net of incentive allocation, net of waivers: (b)	(1.32%)		(1.18%)		(1.31%)		(1.11%)		(1.46%)

Expenses: (b)	1.32%		1.20%		1.24%		1.28%		1.36%
Incentive allocation:	0.00	%(d)	0.00	%(d)	0.08	%(c)	0.00	%(c)	0.37	%(c)

Total expenses and incentive allocation:	1.32%		1.20%		1.32%		1.28%		1.73%

Total return—prior to incentive allocation: (e)	(0.54%)		7.59%		17.71%		(18.64%)		2.43%
Incentive allocation:	0.00	%(d)	0.00	%(d)	(0.08	%)(c)	0.00	%(c)	(0.22	%)(c)

Total return—net of incentive allocation: (e)	(0.54%)		7.59%		17.63%		(18.64%)		2.21%

Portfolio turnover rate: (f)	21.75%		27.82%		20.41%		16.36%		14.01%

Members Capital, end of year ($000)	$561,891		$534,491		$487,518		$451,395		$289,451

*	The Master Fund reorganized into a “master/feeder” structure during this period.
(a)	Average Members’ Capital is determined using the net assets at the end of each month during the period.
(b)	Ratio does not reflect the Master Fund’s proportionate share of the net income (loss) and expenses, including incentive fees or allocations, of the Portfolio Funds. The Portfolio Funds’ expense ratios, excluding incentive fees or allocations, range from 0.21% to 9.83% (unaudited). The Portfolio Funds’ incentive fees or allocations can be up to 20% of profits earned (unaudited).
(c)	Calculated based on the amount reallocable to the Special Members for the period indicated, had the measurement period for incentive allocation closed on the dates indicated (not annualized). Calculation period for 2010 period displayed began April 1, 2009 and ended December 31, 2009.
(d)	As of January 1, 2010, the Incentive Allocation was eliminated (see Note 6).
(e)	Total return assumes a purchase of an interest in the Master Fund on the first day and a sale of an interest on the last day of the period and is calculated using geometrically linked monthly returns. An individual Member’s return may vary from these returns based on the timing of Member subscriptions and redemptions.
(f)	The ratio excludes in-kind transactions.

The accompanying notes are an integral part of these financial statements.

Grosvenor Registered Multi-Strategy Master Fund, LLC

Notes to Financial Statements

March 31, 2012

1.	Organization

Grosvenor Registered Multi-Strategy Master Fund, LLC (the “Master Fund”) is a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, diversified, management investment company. The Master Fund commenced operations on January 1, 2003 and has many of the features of a private investment fund.

The Master Fund’s primary investment objectives are to provide investors (i) an attractive, long-term rate of return, on an absolute as well as a risk-adjusted basis, (ii) low performance volatility and (iii) minimal correlation with the equity and fixed income markets. The Master Fund pursues its investment objectives principally through a multi-manager, multi-strategy program of investment in a diverse group of private investment funds (“Portfolio Funds”), managed by a select group of alternative asset managers (“Investment Managers”). The Master Fund seeks diversification by investing in Portfolio Funds that (i) pursue non-traditional investment strategies and (ii) are expected to exhibit a low degree of performance correlation, not only with broad market indices but also with each other. The Master Fund invests in the Portfolio Funds as a limited partner, member or shareholder, along with other investors and generally invests in between 25 and 50 Portfolio Funds. It is expected that the Portfolio Funds in which the Master Fund invests will not be registered under the 1940 Act. There can be no assurance that the investment objectives of the Master Fund will be achieved.

On January 1, 2010, pursuant to member approval, the Master Fund was reorganized into a “master/feeder” investment structure (the “Reorganization”). Effective as of the close of business on that date, the Master Fund became a master fund, and members of the Master Fund contributed their interests to a new entity, Grosvenor Registered Multi-Strategy Fund (TI 1), LLC (the “TI 1 Fund”), in exchange for interests in the TI 1 Fund. The TI 1 Fund in turn invested substantially all of its assets into the Master Fund. The TI 1 Fund had no assets, liabilities, or operations prior to the Reorganization.

The TI 1 Fund and Grosvenor Registered Multi-Strategy Fund (TI 2), LLC (the “TI 2 Fund”) are each a Delaware limited liability company that is registered under the 1940 Act as a closed-end, diversified, management investment company. The TI 1 Fund, the TI 2 Fund and Grosvenor Multi-Strategy Offshore Fund, Ltd., a Cayman Islands exempted company (the “Offshore Fund” and together with the TI 1 Fund and TI 2 Fund, the “Feeder Funds”, and the Master Fund’s “Members”), pursue their investment objectives by investing substantially all of their assets in the Master Fund. The Feeder Funds have the same investment objectives and substantially the same investment policies as the Master Fund (except that the Feeder Funds pursue their investment objectives by investing in the Master Fund).

Grosvenor Capital Management L.P., (the “Adviser” or “Grosvenor”) serves as the investment adviser of the Master Fund. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and is responsible for the day-to-day

Grosvenor Registered Multi-Strategy Master Fund, LLC

Notes to Financial Statements (continued)

March 31, 2012

1.	Organization (continued)

operations of the Master Fund. Pursuant to an investment advisory agreement between the Master Fund and the Adviser, the Adviser is responsible for providing all portfolio management and investment advisory services for the Master Fund. The Adviser is subject to oversight by the Board of Directors of the Master Fund (the “Board”).

The Board has overall responsibility to manage and supervise the operations of the Master Fund, including the exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Master Fund’s business. The Board exercises the same powers, authority and responsibilities on behalf of the Master Fund as customarily exercised by directors of a typical investment company registered under the 1940 Act organized as a corporation.

BNY Mellon Investment Servicing Trust Company serves as custodian of the Master Fund’s assets and provides custodial services for the Master Fund. BNY Mellon Investment Servicing (U.S.) Inc. serves as administrator and accounting agent to the Master Fund and in that capacity provides certain accounting, record keeping, investor related services, and regulatory administrative services.

As of March 31, 2012, the TI 1 Fund’s ownership of the Master Fund’s Members’ Capital was 80.72%, the TI 2 Fund’s ownership of the Master Fund’s Members’ Capital was 3.83%, and the Offshore Fund’s ownership of the Master Fund’s Members’ Capital was 15.45%.

Interests in the Master Fund (“Interests”) are generally offered only to the Feeder Funds, and subscriptions for Interests may be accepted as of the first day of each month or at such times as the Board may determine. The Master Fund may, from time to time, offer to repurchase Interests from its Members pursuant to written tenders by Members. These repurchase offers will be made at such times and on such terms as may be determined by the Board, in its sole discretion, subject to the liquidity of the Master Fund’s assets and other factors considered by the Board. The Adviser expects that it will recommend to the Board that the Master Fund offer to repurchase Interests from Members four times each year, effective as of the last day of each calendar quarter. Members can only transfer or assign Interests under certain limited circumstances.

2.	Summary of Significant Accounting Policies

a.	Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States (“GAAP”) requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Management believes that the estimates utilized in preparing the Master Fund’s financial statements are reasonable and prudent; however, the actual results could differ from these estimates.

Grosvenor Registered Multi-Strategy Master Fund, LLC

Notes to Financial Statements (continued)

March 31, 2012

2.	Summary of Significant Accounting Policies (continued)

b.	New Accounting Pronouncements

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”) (“ASU 2011-04”). ASU 2011-04 amends ASC 820, which will require entities to change the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. ASU 2011-04 clarifies the application of existing fair value measurement and disclosure requirements related to the application of the highest and best use and valuation premise concepts for financial and nonfinancial instruments, measuring the fair value of an instrument classified in equity, and disclosures about fair value measurements. ASU 2011-04 requires additional disclosures about fair value measurements categorized within Level 3 of the fair value hierarchy including the valuation processes used by the reporting entity. All the amendments to ASC 820 made by ASU 2011-04 are effective for interim and annual periods beginning after December 15, 2011. Management is currently reviewing the new guidance and anticipates it will not have a material impact on the Master Fund’s financial statements.

c.	Master Fund Expenses

The Master Fund bears certain expenses incurred in its business, including, but not limited to, the following: fees paid directly or indirectly to the investment managers and general operating expenses of the Portfolio Funds; all costs and expenses directly related to portfolio transactions and positions for the Master Fund’s account; legal fees; accounting and auditing fees; custodial fees; fees paid to the Master Fund’s administrator; costs of insurance; advisory fees; advisory out-of-pocket fees; the fees and travel expenses and other expenses of the Board; all costs with respect to communications regarding the Master Fund’s transactions between the Adviser and any custodian or other agent engaged by the Master Fund; and other types of expenses approved by the Board. Expenses, including incentive fees or allocations, of the underlying Portfolio Funds are not included in expenses reported on the Statement of Operations as the effect of these expenses is recognized in realized and unrealized gains and losses.

d.	Income Taxes

As a limited liability company that is treated as a partnership, no provision for the payment of federal, state or local income taxes has been provided by the Master Fund. Each Member is individually required to report on its own tax return its share of the Master Fund’s taxable income or loss. The Master Fund has a tax year end of December 31.

The U.S. federal income tax basis of the Master Fund’s investments in the Portfolio Funds for federal income tax purposes is based on amounts reported to the Master Fund by the Portfolio Funds on a Schedule K-1. As of March 31, 2012, the Master Fund has not yet received information to determine the current tax cost of the Portfolio Funds as of March 31, 2012. Based on the amounts reported to the Master Fund on Schedule K-1 as of December 31, 2011, and after adjustment for

Grosvenor Registered Multi-Strategy Master Fund, LLC

Notes to Financial Statements (continued)

March 31, 2012

2.	Summary of Significant Accounting Policies (continued)

d.	Income Taxes (continued)

purchases and sales between December 31, 2011 and March 31, 2012, the estimated tax basis of the Portfolio Funds at March 31, 2012 for federal tax purposes is $516,783,099, and net unrealized appreciation for U.S. federal income tax purposes was $20,021,116 (gross unrealized appreciation $35,477,807; gross unrealized depreciation $15,456,691).

The authoritative guidance on accounting for and disclosure of uncertainty in tax positions requires management to determine whether a tax position of the Master Fund is “more likely than not” to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority. The Adviser has determined that there are no unrecognized tax benefits or liabilities relating to uncertain income tax positions taken on prior years’ returns or expected to be taken on the tax return for the year ended December 31, 2011. The Master Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended March 31, 2012, the Master Fund did not incur any interest or penalties.

e.	Security Transactions

Purchases of investments in the Portfolio Funds are recorded as of the first day of legal ownership of a Portfolio Fund and withdrawals from the Portfolio Funds are recorded as of the last day of legal ownership. Realized gains or losses on investments in the Portfolio Funds are recorded at the time of the disposition of the respective investment on an average cost basis.

f.	Other

Net investment income or loss and net realized and unrealized gain or loss from investments of the Master Fund for each fiscal period are allocated between, and credited to or debited against, the capital accounts of Members as of the last day of the fiscal period in accordance with each Member’s respective investment percentage for the fiscal period, as defined in the Master Fund’s Limited Liability Company Agreement (the “Operating Agreement”).

In accordance with the authoritative guidance on distinguishing liabilities from capital, repurchases are recognized as liabilities when the dollar amount requested in the repurchases notice becomes fixed, which generally occurs on the last day of the fiscal period. As a result, repurchases paid after the end of the year, but based upon fixed amounts as of March 31, 2012, would be reflected as repurchase of Members’ interests payable at March 31, 2012.

The Master Fund pays a monthly fee to the custodian and the administrator based primarily upon month-end Members’ Capital.

Grosvenor Registered Multi-Strategy Master Fund, LLC

Notes to Financial Statements (continued)

March 31, 2012

2.	Summary of Significant Accounting Policies (continued)

f.	Other (continued)

Cash and cash equivalents consist of amounts maintained in a BNY Mellon Investment Servicing Trust Company interest-bearing account. Interest income is recorded on the accrual basis. In circumstances when insured limits are exceeded, the risk of default depends on the creditworthiness of the counterparties to each of these transactions. The Master Fund has not experienced and does not expect to experience any losses in such accounts. The Adviser monitors the creditworthiness of the counterparties in an attempt to mitigate risk of loss.

3.	Portfolio Valuation

The net asset value (“NAV”) of the Master Fund is determined by, or at the direction of, the Adviser as of the close of business at the end of each fiscal period, in accordance with the valuation principles set forth below, or as may be determined from time to time, pursuant to policies established by the Board. Pursuant to the valuation procedures, the Board has delegated to the Adviser the general responsibility for valuation of the investments in the Portfolio Funds subject to the oversight by the Board.

The Master Fund Board has approved procedures pursuant to which the Master Fund will value its investments in Portfolio Funds at fair value, generally at an amount equal to the NAV of the Master Fund’s investment in the Portfolio Funds as determined by Portfolio Fund’s general partner or investment manager. If no such information is available, or if such information is deemed to not be reflective of fair value by the Adviser, an estimated fair value is determined in good faith by the Adviser pursuant to the Master Fund’s valuation procedures. Generally, the NAVs of the investments in the Portfolio Funds are determined whereby the Master Fund records the investment and subsequent subscriptions at its acquisition cost, which represents its fair value at the time of subscription. The investment is adjusted to reflect the Master Fund’s share of net investment income or loss and unrealized and realized gain or loss that reflects the changes in the fair value of the investment for the period.

The Portfolio Funds record their investments at fair value in accordance with GAAP or International Financial Reporting Standards. The Portfolio Funds generally hold positions in readily marketable securities and derivatives that are valued at quoted market values and/or less liquid non-marketable securities and derivatives that are valued at estimated fair value. Accordingly, valuations do not necessarily represent the amounts that might be realized from the sale or other dispositions of investments, nor do they reflect other expenses or fees that might be incurred upon disposition. The mix and concentration of more readily marketable securities and less liquid non-marketable securities varies across the Portfolio Funds based on various factors, including the nature of their investment strategy and market forces.

Because of the inherent uncertainty of valuations of the investments in the Portfolio Funds, their estimated values may differ significantly from the values that would have been used had a ready market for the Portfolio Funds existed, and the differences could be material. Net change in accumulated unrealized appreciation on investments in the Statement of Operations is net of fees and performance-based compensation payable to the investment managers of the Portfolio Funds.

Grosvenor Registered Multi-Strategy Master Fund, LLC

Notes to Financial Statements (continued)

March 31, 2012

3.	Portfolio Valuation (continued)

Some of the Portfolio Funds may invest all or a portion of their assets in illiquid securities and may hold a portion or all of these investments independently from the main portfolio. These separate baskets of illiquid securities (“side pockets”) may be subject to additional restrictions of liquidity that are stricter than the liquidity restrictions applicable to general interests in the Portfolio Fund. If the Master Fund withdraws its interest from such a Portfolio Fund, it may be required to maintain its holding in the side pocket investments for an extended period of time and retain this remaining interest in the Portfolio Fund. In instances, where such a Portfolio Fund closes its operations, the Master Fund may receive an “in-kind” distribution of a side pocket’s holdings in liquidation of its entire interest in the Portfolio Fund. The value of side pockets may fluctuate significantly. As of March 31, 2012, the Master Fund’s investments in side pockets and special liquidating vehicles represented 3.21% of the Master Fund’s net assets. Additionally, the governing documents of the Portfolio Funds generally provide that the Portfolio Funds may suspend, limit or delay the right of their investors, such as the Master Fund, to withdraw capital. The primary restrictions applicable to individual Portfolio Funds as of March 31, 2012 are described in detail on the Master Fund’s Schedule of Investments.

The Master Fund uses a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

•	Level 1—Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Master Fund has the ability to access at the measurement date;

•	Level 2—Quoted prices which are not considered to be active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3—Prices, inputs or modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The preparation of the Schedule of Investments in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the Schedule of Investments and accompanying notes. Management believes that the estimates utilized in preparing the Master Fund’s Schedule of Investments are reasonable and prudent; however, the actual results could differ from these estimates. The Master Fund applies the authoritative guidance under GAAP for estimating the fair value of investments in the Portfolio Funds that have calculated their NAVs in accordance with the specialized accounting guidance for investment companies. Accordingly, the Master Fund estimates the fair value of an investment in a Portfolio Fund using the NAV of the investment (or its equivalent) without further adjustment unless the Adviser determines that the NAV is deemed to be not reflective of the fair value.

Grosvenor Registered Multi-Strategy Master Fund, LLC

Notes to Financial Statements (continued)

March 31, 2012

3.	Portfolio Valuation (continued)

Investments may be classified as Level 2 when market information (e.g. observable NAVs) is available, yet the investment is not traded in an active market and/or the investment is subject to transfer restrictions, or the valuation is adjusted to reflect illiquidity and/or non-transferability. Market information, including observable NAVs, subscription and redemption activity at the underlying Portfolio Fund, and the length of time until the investment will become redeemable, is considered when determining the proper categorization of the investment’s fair value measurement within the fair valuation hierarchy. Portfolio Fund investment lots that have observable market inputs (e.g. published NAVs) and that the Master Fund has the ability to redeem from within twelve months of the balance sheet date are classified in the fair value hierarchy as Level 2.

The Master Fund’s investments in the Portfolio Funds that have unobservable inputs and/or from which the Master Fund does not have the ability to redeem within twelve months are classified in the fair value hierarchy as Level 3. When observable prices are not available for these securities, the Master Fund uses the market approach, as defined in the authoritative guidance on fair value measurements, to evaluate the fair value of such Level 3 instruments. Although the Master Fund does not have the ability to redeem from the Portfolio Funds classified in Level 3 of the fair value hierarchy within twelve months of the measurement date, these Portfolio Funds may transact with other investors at the NAV of the investment (or its equivalent). In certain circumstances, the Adviser may make adjustments to the reported NAV of a Portfolio Fund when it believes that the reported NAV is not representative of fair value. Specifically, for certain Portfolio Funds in liquidation, the reported NAV is adjusted based on the Adviser’s estimate of the net realizable value of the Portfolio Fund in liquidation. As of March 31, 2012, approximately $3.1 million, or 14.61%, of investments in Portfolio Funds classified in Level 3 of the fair value hierarchy were fair valued using such approach.

The following table sets forth information about the level within the fair value hierarchy at which the Portfolio Fund investments are measured at March 31, 2012:

	XXXX,XX	XXXX,XX	XXXX,XX	XXXX,XX
Description	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Fair Value at March 31, 2012
Portfolio Funds
Distressed	$—	$75,565,169	$11,981,347	$87,546,516
Event Driven	—	98,713,109	2,927,117	101,640,226
Long and/or Short Equity	—	186,526,284	1,801,138	188,327,422
Multi-Arbitrage	—	154,782,172	4,507,879	159,290,051

Total Portfolio Funds	$—	$515,586,734	$21,217,481	$536,804,215

The level classifications in the table above may not be indicative of the risk associated with the investment in each Portfolio Fund.

Grosvenor Registered Multi-Strategy Master Fund, LLC

Notes to Financial Statements (continued)

March 31, 2012

3.	Portfolio Valuation (continued)

The Master Fund recognizes transfers into and out of the levels indicated above on the actual date of the event or change in circumstances that caused the transfer. All transfers into and out of Level 2 and Level 3 can be found in the Level 3 reconciliation table shown below. There were no transfers between Level 1 and Level 2 for the year ended March 31, 2012.

The following table includes a roll-forward of the amounts for the year ended March 31, 2012 for the investments classified within Level 3. The classification of an investment within Level 3 is based on the significance of the unobservable inputs to the overall fair value measurement.

	Distressed	Event Driven	Long and/or Short Equity	Multi- Arbitrage	Total
Balance as of March 31, 2011	$31,000,091	$1,594,661	$4,942,623	$5,441,009	$42,978,384
Transfer from Level 2*	24,250	1,219,048	326,212	9,197	1,578,707
Net realized gain / (loss)	4,631,778	—	(6,246)	(114,483)	4,511,049
Net change in unrealized appreciation / depreciation	(7,585,343)	121,968	58,762	(22,313)	(7,426,926)
Sales	(14,867,128)	—	(17,417)	(236,620)	(15,121,165)
Transfer into Level 2**	(1,222,301)	(8,560)	(3,502,796)	(568,911)	(5,302,568)

Balance as of March 31, 2012	$11,981,347	$2,927,117	$1,801,138	$4,507,879	$21,217,481

*	Transfers include investments in Portfolio Funds that were previously categorized as Level 2 investments, with a fair value of $1,578,707, which have been re-classified as Level 3 for the year ended March 31, 2012. Such transfers were primarily the result of changes in redemption terms and the Master Fund’s inability to redeem from these investments within twelve months of the balance sheet date.
**	Transfers include investments in Portfolio Funds that were previously categorized as Level 3 investments, with a fair value of $5,302,568, which have been re-classified as Level 2 for the year ended March 31, 2012. Such transfers were primarily the result of the changes in redemption terms and the Master Fund’s ability to redeem from these investments within twelve months of the balance sheet date.

The net realized and unrealized gains (losses) in the table above are reflected in the accompanying Statement of Operations. Net change in unrealized appreciation for the year ended March 31, 2012 for Level 3 investments held by the Master Fund as of March 31, 2012 was a decrease of ($2,462,869) as shown in the table below:

Investments in Portfolio Funds	Net change in unrealized appreciation
Distressed	$(2,113,112)
Event Driven	121,968
Long and/or Short Equity	(334,930)
Multi-Arbitrage	(136,795)
Total	$(2,462,869)

Grosvenor Registered Multi-Strategy Master Fund, LLC

Notes to Financial Statements (continued)

March 31, 2012

3.	Portfolio Valuation (continued)

The Master Fund follows authoritative guidance that permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value, based on the NAV for the investment. In using the NAV, certain attributes of the investment that may impact the fair value of the investment are not considered in measuring fair value. Attributes of those investments include the investment strategies of the investees and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments. The Master Fund is permitted to invest in alternative investments that do not have a readily determinable fair value, and as such, has determined that the NAV, as calculated by the reporting entity, generally represents the fair value of the investments. A listing of the investments held by the Master Fund and their attributes as of March 31, 2012, that may qualify for these valuations are shown in the table below.

Investment Category	Fair Value	Redemption Frequency	Notice Period	Redemption Restrictions and Terms*
Distressed (a)	$87,546,516	Daily-Bi-Annually	30–180 Days	0-4 years. Side pocket & liquidating vehicle arrangements exist for 11%** of the Portfolio Funds.
Event Driven (b)	$101,640,226	Quarterly-Semi-Annually	30–90 Days	0-1 years. Side pocket & liquidating vehicle arrangements exist for 3%** of the Portfolio Funds.
Long and/or Short Equity (c)	$188,327,422	Monthly-Bi-Annually	30–90 Days	0-2 years. Side pocket & liquidating vehicle arrangements exist for 0%** of the Portfolio Funds.
Multi-Arbitrage (d)	$159,290,051	Monthly-Annually	45–90 Days	0-1 years. Side pocket & liquidating vehicle arrangements exist for 3%** of the Portfolio Funds.

*	The information summarized in the table above represents the general terms of the specific asset class. Individual Portfolio Funds may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most Portfolio Funds have the flexibility, as provided for in constituent documents, to modify and waive such terms.
**	Reflects fair value of investments in each respective investment category.

The Master Fund’s investments reflect their estimated fair value, which for marketable securities would generally be the last sales price on the primary exchange for such security, and for the Portfolio Funds, would generally be the NAV as provided by the Portfolio Fund or its administrator. For each of the classes below, the fair value of the Portfolio Funds has been estimated based upon the NAV of the Portfolio Funds, subject to adjustments by the Adviser if deemed necessary.

Grosvenor Registered Multi-Strategy Master Fund, LLC

Notes to Financial Statements (continued)

March 31, 2012

3.	Portfolio Valuation (continued)

(a) Distressed Securities This class includes the Portfolio Funds that invest in debt and equity securities of companies in financial difficulty, reorganization or bankruptcy, nonperforming and subperforming bank loans, and emerging market debt. As of March 31, 2012, the Master Fund had no unfunded capital commitments to the Portfolio Funds within this strategy.

(b) Event Driven This class includes the Portfolio Funds that take significant positions in companies with special situations, including distressed stocks, mergers and takeovers. As of March 31, 2012, the Master Fund had no unfunded capital commitments to the Portfolio Funds within this strategy.

(c) Long and/or Short Equities This class includes the Portfolio Funds that make long and short investments in equity securities that are deemed by the Investment Managers to be under or overvalued. The Investment Managers typically do not attempt to neutralize the amount of long and short positions. As of March 31, 2012, the Master Fund had no unfunded capital commitments to the Portfolio Funds within this strategy.

(d) Multi-Arbitrage This class includes the Portfolio Funds that seek to exploit price differences of identical or similar financial instruments, on different markets or in different forms by simultaneously purchasing and selling an asset in order to profit from the difference. As of March 31, 2012, the Master Fund had no unfunded capital commitments to the Portfolio Funds within this strategy.

As of March 31, 2012, the Master Fund had investments in 51 Portfolio Funds. The Master Fund, as an investor in these Portfolio Funds is charged management fees of up to 3% (per annum) of the NAV of its ownership interests in the Portfolio Funds, as well as incentive fees or allocations of up to 20% of net profits earned that are attributable to the Master Fund’s ownership interests in such Portfolio Funds. The Master Fund also generally bears a pro rata share of the other expenses of each Portfolio Fund in which it invests. Total expenses, including incentive fees or allocations, for the year ended March 31, 2012, ranged from approximately 0.21% to 11.82% of the Master Fund’s average invested capital in each Portfolio Fund. Incentive fees or allocations ranged from approximately 0.00% to 8.87% of the Master Fund’s average invested capital in each Portfolio Fund. These ratios may vary over time depending on the allocation of the Master Fund’s assets among the Portfolio Funds and the actual expenses and investment performance of the Portfolio Funds. The ranges were not audited by the Master Fund’s independent registered public accounting firm.

For the year ended March 31, 2012, aggregate purchases and sales of the Portfolio Funds amounted to $167,831,805 and $116,059,322, respectively.

4.	Capital Commitments of the Master Fund to the Portfolio Funds

As of March 31, 2012, the Master Fund had no unfunded capital commitments to the Portfolio Funds.

Grosvenor Registered Multi-Strategy Master Fund, LLC

Notes to Financial Statements (continued)

March 31, 2012

5.	Advisory Fee

Pursuant to the terms of the advisory agreement between the Master Fund and the Adviser, the Master Fund pays the Adviser a monthly fee at an annual rate of 1.00% (the “Advisory Fee”) based on the Master Fund’s net assets determined as of the last business day of each month before taking into consideration the Advisory Fee. For the year ended March 31, 2012, the Advisory Fee was $5,596,227. The Adviser is also reimbursed by the Master Fund for out-of-pocket expenses incurred by the Adviser related to the Master Fund, up to an annual limit of $25,000.

6.	Incentive Allocation

As part of the Reorganization, the incentive allocation was eliminated as of January 1, 2010. Prior to the Reorganization, an incentive allocation was calculated with respect to each Member on the last business day of a calendar year and upon repurchase of all or any portion of such Investor’s Interest (an “Incentive Period”). An Incentive Period for each Member’s Interest started immediately following the preceding Incentive Period and ended on the first to occur of: (i) the next occurring last business day of a calendar year; (ii) the next repurchase of all or any portion of such Member’s Interest; (iii) the withdrawal of the Adviser or Subadviser (collectively the “Special Members”) in connection with such party ceasing to serve as Adviser or Subadviser to the Master Fund; or (iv) the dissolution of the Master Fund. The aggregate incentive allocation (to the Special Members) for an Incentive Period equaled 10% of the amount, if any, in excess of (a) profit net of losses (after taking into account expenses, including the advisory fee paid by the Master Fund) allocated to each Member’s capital account for such Incentive Period over (b) the greater of (i) the Member’s Hurdle Rate Amount for that Incentive Period and (ii) the balance in the Member’s Loss Carryforward as of the end of the prior Incentive Period.

A Member’s “Loss Carryforward” for the initial Incentive Period was zero and for each Incentive Period thereafter was equal to the Member’s Loss Carryforward as of the end of the immediately preceding Incentive Period, increased or decreased, but not below zero, by the positive or negative difference between the net losses over net profits allocated to the Member for the current Incentive Period.

The “Hurdle Rate Amount” is the return a Member would receive if its Interest as of the beginning of that Incentive Period (adjusted appropriately for any additional subscriptions) earned a rate of return equal to the one-year U.S. Treasury note, as determined on the first day of each calendar quarter and reset on the first day of each calendar quarter. The Hurdle Rate Amount is not cumulative from Incentive Period to Incentive Period.

In the case of a repurchase of only a portion of an Interest other than on the last business day of the calendar year, the Member was treated as having two independent Interests in the Master Fund, one of which was being repurchased in its entirety. Allocations to the Member and subscriptions made by the Member during the Incentive Period prior to such repurchase, and the Member’s opening capital account balance and Loss Carryforward as of the beginning of such Incentive Period, were allocated between the two Interests in proportion to the portion of the Member’s Interest that was repurchased.

Grosvenor Registered Multi-Strategy Master Fund, LLC

Notes to Financial Statements (continued)

March 31, 2012

7.	Related Party Transactions

The Board is made up of five Board members who are not “interested persons”, as defined by the 1940 Act, (the “Independent Directors”). The Independent Directors each receive annual compensation in the amount of $40,000 for their services to both the Master Fund and the Feeder Funds. The annual compensation is paid by the Master Fund and allocated pro-rata to the Feeder Funds. All Independent Directors may be reimbursed for out-of-pocket expenses of attendance at each regular or special meeting of the Board or of any committee thereof and for their expenses, if any, in connection with any other service or activity they perform or engage in as Independent Directors. The Master Fund incurred $446,500 of Independent Directors’ and Fund Officers’ Compensation fees for the year ended March 31, 2012. The total fees and expenses (including compensation) of the Independent Directors and Fund Officers are shown on the Master Fund’s Statement of Operations.

8.	Financial Instruments with Off-Balance Sheet Risk or Concentrations of Credit Risk or Liquidity Risks

In the normal course of business, the Portfolio Funds in which the Master Fund invests trade various financial instruments and may enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling, writing option contracts, and equity swaps. However, as a result of the investments by the Master Fund as a limited partner, member or shareholder, the Master Fund’s liability with respect to its investments in the Portfolio Funds is generally limited to the NAV of its interest in each Portfolio Fund.

Because the Master Fund is a closed-end investment company, Interests are not redeemable at the option of Members and are not exchangeable for interests of any other fund. Although the Board in its discretion may cause the Master Fund to offer from time to time to repurchase Interests at the Members’ capital account value, Interests are considerably less liquid than shares of funds that trade on a stock exchange or shares of open-end investment companies. With respect to any offer to repurchase Interests by the Master Fund, the aggregate repurchase amount will be determined by the Board in its discretion and such repurchase amount may represent only a small portion of outstanding Interests. Because the Master Fund’s investments in Portfolio Funds themselves have limited liquidity, the Master Fund may not be able to fund significant repurchases. Members whose Interests are accepted for repurchase also bear the risk that the Master Fund’s members’ capital account value may fluctuate significantly between the time that they submit their request for repurchase and the date as of which Interests are valued for the purpose of repurchase.

As described in the footnotes of the Master Fund’s Schedule of Investments and in Note 3, some Portfolio Funds have suspended or restricted withdrawals of capital, which increases the liquidity risk for the Master Fund. Liquidity risk is the risk that the Master Fund will encounter difficulty in meeting obligations associated with financial liabilities. Among other things, liquidity could be impaired by an inability to access secured and/or unsecured sources of financing, an inability to sell assets or to withdraw capital from the Portfolio Funds, or unforeseen outflows of cash to meet tender demands. This situation may arise due to circumstances outside of the Master Fund’s control, such

Grosvenor Registered Multi-Strategy Master Fund, LLC

Notes to Financial Statements (continued)

March 31, 2012

8.	Financial Instruments with Off-Balance Sheet Risk or Concentrations of Credit Risk or Liquidity Risks (continued)

as a general market disruption or an operational issue affecting the Master Fund or third parties, including the Portfolio Funds. Also, the ability to sell assets may be impaired if other market participants are seeking to sell similar assets at the same time.

The Master Fund’s capital investment in the Portfolio Funds can be withdrawn on a limited basis. As a result, the Master Fund may not be able to liquidate quickly some of its investments in the Portfolio Funds in order to meet liquidity requirements or respond to market events.

There are a number of other risks to the Master Fund. Three principal types of risk that can adversely affect the Master Fund’s investment approach are market risk, strategy risk, and manager risk. The Master Fund also is subject to multiple manager risks, possible limitations in investment opportunities, allocation risks, lack of diversification, and other risks for the Master Fund and potentially for each Portfolio Fund.

9.	Guarantees

Under the Master Fund’s organizational documents, its Independent Directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Master Fund. In addition, in the normal course of business, the Master Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Master Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Master Fund that have not yet occurred. However, based on experience, the Master Fund expects the risk of loss due to these warranties and indemnities to be remote.

10.	Subsequent Events

The Master Fund has evaluated all subsequent events through the date these financial statements were issued and noted the following:

On March 27, 2012, the Company announced a tender offer to repurchase up to $56,000,000 of outstanding Interests from Members. The net asset value of the Interests will be calculated for this purpose on June 30, 2012. The tender offer expired April 26, 2012.

Subsequent to March 31, 2012, the Master Fund received additional capital subscriptions from the Feeder Funds in the amount of $1,899,775.

Grosvenor Registered Multi-Strategy Master Fund, LLC

Company Management (Unaudited)

NAME, AGE, AND POSITION WITH THE FUND	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY DIRECTOR

Independent Directors

Henry S. Bienen (Born 1939) Director	Since March 21, 2011	President Emeritus (since 09/2009) and President (01/1995 to 08/2009) of Northwestern University.	5

Mr. Bienen currently serves on the boards of directors of

Qatar Foundation Advisory Board; Ryan Specialty Group

(member of the Organization and Compensation Committee);

Rasmussen Inc. (Vice Chairman); Onconova Therapeutics, Inc.;

Gleacher and Company; ITHAKA (Chairman); Chicago Council

Global Affairs (Executive Committee); and Steppenwolf

Theatre (Executive Committee). He is a member of the Knight

Commission on Intercollegiate Athletics and is also a

consultant and advisor to Hindustan Times and senior advisor to Qatar Foundation.

During the last five years he has also served on the boards of the New York Council on Foreign Relations (Chair, Nominating

and Governance Committee); United Football League

(Chairman); Bear Stearns Companies Inc. (Audit Committee);

SPSS Inc.; JSTOR and Grosvenor Master Fund Ltd.

Alan Brott (Born 1942) Director	Since November 30, 2009	Consultant (since 1991); Associate Professor, Columbia University Graduate School of Business (since 2000); Former Partner of Ernst & Young.	5

		Mr. Brott serves as a manager of Excelsior Funds (8 funds) and serves as a director of Stone Harbor Investment Funds (4 funds) and Emerging Markets Income Fund.

Brian P. Gallagher (Born 1967) Director	Since March 21, 2011	Partner, Twin Bridge Capital Partners. During the last five years he has also held the following positions: Principal, UIB Capital, Inc. (Investment Bank), 2005; Partner, PPM America Capital Partners, LLC (Private Equity), 1997 to 2005.	5

		Member of the Board of Directors of Twin Bridge Capital Partners, Renew Life, Inc. and HFS Chicago Scholars.

Victor J. Raskin (Born 1944) Director	Since March 21, 2011	Chief Investment Officer, YMCA Retirement Fund (2000-2010).	5

Thomas G. Yellin (Born 1953) Director	Since November 30, 2009	President, The Documentary Group (since 2006); President, Ten Times Ten LLC (since 2009); President, PJ Productions (2002-2006); and Executive Producer, ABC News (1989-2002).	5

		Mr. Yellin currently serves on the board of directors of Animoto Production and serves as a manager of Excelsior Funds (8 funds).

Grosvenor Registered Multi-Strategy Master Fund, LLC

Company Management (Unaudited) (continued)

NAME, AGE, AND POSITION WITH THE FUND	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST 5 YEARS

Officers who are not Directors

Scott J. Lederman (Born 1956)	Since April 1, 2011	Managing Director (2000-Present), Grosvenor Capital Management, L.P.
Chief Executive Officer and President

Zachary D. Weber (Born 1974)	Since April 1, 2011	Vice President, Finance (2001-Present), Grosvenor Capital Management, L.P.
Chief Financial Officer and Treasurer

Girish S. Kashyap (Born 1981)	Since April 1, 2011	Vice President, Legal (2010-Present) and Associate, Legal (2008-2010), Grosvenor Capital Management, L.P.; and Associate, Investment Management Group of K&L Gates LLP (2005-2008).
Chief Legal Officer, Vice President and Secretary

Jodie L. Crotteau (Born 1972) Chief Compliance Officer and Vice President	Since April 1, 2011	Vice President, Legal (2010-Present), Grosvenor Capital Management, L.P.; Vice President, Secretary and Compliance Director (2007-2010), Assistant Secretary (2005-2007), and Compliance Manager (2005-2006), Harbor Capital Advisors, Inc.; Assistance Secretary (2005-2010) and AML Compliance Officer (2007- 2010), Harbor Funds; Assistant Secretary (2005-2010), Harbor Services Group, Inc.; and Assistant Secretary (2007-2010), Harbor Funds Distributors, Inc.

*	Each Director and officer serves for an indefinite term, until his/her successor is elected or in each case until he/she sooner dies, resigns, is removed or becomes disqualified.

ITEM 2 – CODE OF ETHICS

The Registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved and no waivers were granted to this code of ethics during the period covered by this report.

ITEM 3 – AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant’s Board has determined that each of Alan Brott and Brian P. Gallagher, both of whom are members of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”). Messrs. Brott and Gallagher are each deemed “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4 – PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)	Audit Fees

The aggregate fees billed for the fiscal years ended March 31, 2011 and March 31, 2012 for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $16,000 and $21,600, respectively. Audit fees include certain agreed-upon procedures performed for semi-annual shareholder reports and technical research on accounting and disclosure matters.

(b)	Audit-Related Fees

The aggregate fees billed for the fiscal years ended March 31, 2011 and March 31, 2012 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 and $0, respectively.

(c)	Tax Fees

The aggregate fees billed for the fiscal years ended March 31, 2011 and March 31, 2012 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $6,500 and $43,835, respectively.

(d)	All Other Fees

The aggregate fees billed for the fiscal years ended March 31, 2011 and March 31, 2012 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 and $0, respectively.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services (other than certain de minimis non-audit services) provided to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Audit Committee has delegated to its Chairman the responsibility for considering and, if appropriate, pre-approving audit or permitted non-audit services in an amount sufficient to complete services and to determine if such services would be consistent with maintaining the accountant’s independence. The Audit Committee Chairman is required to report to the full Audit Committee as to the nature and amount of such services and fees pre-approved at the next scheduled Audit Committee meeting. The Audit Committee would consider at that meeting whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Registrant.

(e)(2)

The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the fiscal years ended March 31, 2011 and March 31, 2012 was zero.

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The amount of non-audit fees that were billed by the Registrant’s principal accountant for services rendered to: (i) the Registrant, and (ii) the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for the fiscal year ended March 31, 2012, were $43,835 and $345,245, respectively.

The amount of non-audit fees that were billed by the Registrant’s principal accountant for services rendered to: (i) the Registrant, and (ii) the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for the fiscal year ended March 31, 2011, were $6,500 and $35,000, respectively.

(h)

The Registrant’s audit committee of the Board has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5 – AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6 – INVESTMENTS

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

ITEM 7 – DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Substantially all of the assets of the Registrant are invested in Grosvenor Registered Multi-Strategy Master Fund, LLC (the “Master Fund”). Each the Registrant and the Master Fund has delegated to Grosvenor Capital Management, L.P. (“Grosvenor” or the “Firm”) the responsibility to vote proxies related to portfolio securities.

Background

Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, requires an SEC-registered investment adviser like Grosvenor to implement proxy voting policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients.

Pursuant to Rule 206(4)-6, Grosvenor has adopted Proxy Voting Policies and Procedures (“Proxy Policies”) that have been designed to ensure that Grosvenor votes proxies in the best interests of its clients.

When Grosvenor is Requested to Respond to Proxy Requests

The most common scenarios in which Grosvenor is requested to respond to proxy requests relating to securities held by one or more client accounts, including the Registrant and/or the Master Fund, are as follows:

•

Grosvenor has investment discretion over such client accounts and is requested by the investment manager (“Investment Manager”) of an underlying investment fund in which such client accounts invest (“Portfolio Fund”) to vote limited partnership interests, limited liability company interests, shares or similar equity interests in such Portfolio Fund.

•

A client who invests in an account over which Grosvenor does not have investment discretion is requested by the Investment Manager of an underlying Portfolio Fund in which such account invests to vote limited partnership interests, limited liability company interests, shares or similar equity interests in such Portfolio Fund, and such client in turn requests Grosvenor to make a recommendation as to how such client should respond to such request.

In rare cases, Grosvenor may be requested to vote on (or make recommendations to clients as to how to vote on) matters relating to Fee Sharing Agreements (as defined in Section 8 of this report under the heading “CONFLICTS OF INTEREST”) and ancillary investments.

For purposes of convenience, a request by an Investment Manager or other party (other than a client) to vote a security held by a client account, or to vote on any matter (or consent to any action) relating to a Fee Sharing Agreement, is referred to below as a “Proxy Request.”

Material Proposals and Immaterial Proposals

Grosvenor divides Proxy Requests into two general categories, those relating to “Immaterial Proposals” and those relating to “Material Proposals.”

Grosvenor defines an “Immaterial Proposal” as a proposal that, if adopted, would not, in Grosvenor’s reasonable judgment, either: (a) be reasonably likely to have a material adverse effect on the relevant client account(s) (e.g., a proposal to approve a change in the name of a Portfolio Fund, to approve a Portfolio Fund’s previous year’s audited financial statements, to approve a Portfolio Fund’s appointment of independent auditors, to elect new directors of a Portfolio Fund, etc.); or (b) materially adversely change the terms on which future investments may be made by one or more of Grosvenor’s client accounts. In other words, a proposal that, if adopted, would change any one or more terms in a manner that is favorable, or not materially adverse, to existing or future client accounts, is an Immaterial Proposal.

Grosvenor defines a “Material Proposal” as a proposal that is not an Immaterial Proposal (i.e., a Material Proposal is a proposal that, if adopted, would, in Grosvenor’s reasonable judgment, either: (a) be reasonably likely to have a material adverse effect on the relevant client account(s); or (b) materially adversely change the terms on which future investments may be made by one or more client accounts).

Determining What Action Should Be Taken in Response to a Proxy Request

Upon receiving a Proxy Request containing an Immaterial Proposal or a Material Proposal:

•

the investment professional whom Grosvenor has designated as the primary investment principal with respect to the Investment Manager or securities in question (“Primary Investment Principal”) must determine whether favorable action on such Proposal would be consistent with:

o	the investment objective(s), policies and restrictions of the relevant client account(s); and

o	the best economic interests of the relevant client account(s).

This does not mean that the Primary Investment Principal is obligated to disapprove a Proxy Request in a situation where approval would result in an economic detriment to the relevant client account(s); it means instead that, in determining a course of action with respect to a Proxy Request, the Primary Investment Principal:

o

must consider only those factors that relate to the economic value of the investment to which such Proxy Request relates (to the extent factors relating to economic value are involved in such Proxy Request);

o	must not subordinate the economic interests of the relevant client account(s) to objectives unrelated to the economic value of the investment to which such Proxy Request relates; and

o

may not use the opportunity to consent to a Proxy Request to promote social purposes or to further legislative, political, regulatory or public policy issues that have no connection to enhancing the economic value of the investment to which such Proxy Request relates.

Action on Immaterial Proposals

It is Grosvenor’s policy to act (or recommend action, as the case may be) on each Immaterial Proposal, unless Grosvenor’s Operations Committee determines otherwise.

It is Grosvenor’s policy to consent (or recommend consent, as the case may be) to each Immaterial Proposal, unless:

•

the relevant Primary Investment Principal has determined that consenting to such Immaterial Proposal would not be consistent with either or both: (i) the investment objective(s), policies and restrictions of the relevant client account(s) and (ii) the best economic interests of the relevant client account(s), or the Primary Investment Principal otherwise has determined to object to such Immaterial Proposal; and/or

•

Grosvenor’s Operations Committee determines, based on information provided to it by the Primary Investment Principal and/or by certain other persons within the Firm, that consent to such Immaterial Proposal would not be consistent with: (i) the investment objective(s), policies and restrictions of the relevant client account(s) and/or (ii) the best economic interests of the relevant client account(s).

Notwithstanding the foregoing, Grosvenor’s Operations Committee, after due consideration, may authorize Grosvenor to act favorably (or make a favorable recommendation, as the case may be) on an Immaterial Proposal in either of the two situations described above, upon such terms and subject to such conditions as Grosvenor’s Operations Committee may determine to be appropriate under the circumstances.

Action on Material Proposals

Except as discussed below under “Managing Conflicts of Interest,” it is Grosvenor’s policy to act (or recommend action, as the case may be) on each Proxy Request relating to a Material Proposal in accordance with the recommendation of the Primary Investment Principal with respect to the Investment Manager or securities in question, subject to the following considerations:

•

Any member of Grosvenor’s Investment Committee may object to the recommendation of a Primary Investment Principal in response to a Proxy Request. In the case of any such objection, the matter is referred to Grosvenor’s Investment Committee, whose decision shall be final and conclusive; provided, however, that Grosvenor’s Chief Executive Officer or Grosvenor’s Operations Committee may veto any action proposed to be taken by a Primary Investment Principal or by Grosvenor’s

Investment Committee in response to a Proxy Request.

•

Grosvenor’s Operations Committee may object to the recommendation of a Primary Investment Principal in response to a Proxy Request if Grosvenor’s Operations Committee determines, based on information provided to it by the Primary Investment Principal and/or by certain other persons within the Firm, that consent to such Proxy Request would not be consistent with: (i) the investment objective(s), policies and restrictions of the relevant client account(s) and/or (ii) the best economic interests of the relevant client account(s). Grosvenor’s Operations Committee, however, after due consideration, may authorize Grosvenor to act favorably (or make a favorable recommendation, as the case may be) on a Proxy Request relating to a Material Proposal in this situation, upon such terms and subject to such conditions as Grosvenor’s Operations Committee may determine to be appropriate under the circumstances.

In the case of client accounts that Grosvenor manages on a discretionary basis, Grosvenor ordinarily does not consult with the clients prior to taking action on Proxy Requests that affect such accounts. However, in certain cases, clients who grant written legal investment discretion to Grosvenor may informally reserve the right to approve or disapprove of Grosvenor’s decisions with respect to voting on Proxy Requests that affect their accounts.

In the case of client accounts that Grosvenor advises on a non-discretionary basis, Grosvenor informs the clients of the Proxy Requests and follows their respective instructions with respect to voting on such requests.

Factors Considered in Determining What Action Should Be Taken in Response to a Proxy Request

Grosvenor expects that Proxy Requests frequently will request approval of “Adverse Measures,” namely, measures that reduce the rights, powers and authority, and/or increase the duties and obligations, associated with the security or Fee Sharing Agreement in question. For example, it is anticipated that Proxy Requests frequently will request approval of increased fees and/or less favorable liquidity provisions relating to Portfolio Funds in which one or more of Grosvenor’s client accounts invest.

Nevertheless, it is expected that a Primary Investment Principal ordinarily will recommend favorable action on Proxy Requests that propose Adverse Measures as long as:

•

such Primary Investment Principal reasonably believes, based on the totality of the facts and circumstances (in the case of a Proxy Request relating to an investment in a Portfolio Fund or to an ancillary investment) that continuing to hold the relevant security has a reasonable probability of conferring economic benefits on the relevant Grosvenor-Managed Account(s) (e.g., continued access to a high-quality Investment Manager) that outweigh the adverse economic affect(s) of such Adverse Measure, considered over the anticipated holding period of such security in the portfolio(s) of the relevant client account(s); and

•

such Primary Investment Principal reasonably believes, based on the totality of the facts and circumstances (in the case of a Proxy Request relating to a Fee Sharing Agreement) that adoption of the proposal in question has a reasonable probability of enhancing (or not materially reducing) the economic value and/or utility of the Fee Sharing Agreement in the portfolio(s) of the relevant client account(s) over the anticipated life of such Fee Sharing Agreement.

Managing Conflicts of Interest

In furtherance of Grosvenor’s goal to take action on all Proxy Requests in a manner that best serves the interests of the affected client accounts, Grosvenor will not implement any decision to respond to (or make a recommendation as to how to respond to) a Proxy Request in a particular manner unless and until a Compliance Officer has implemented certain procedures designed to:

•	identify whether Grosvenor is subject to a conflict of interest in taking action in response to such

Proxy Request;

•	assess the materiality of such a conflict; and

•	address a material conflict in a manner designed to serve the best interests of the affected client accounts(s).

A conflict of interest ordinarily will be considered material if it can reasonably be argued that Grosvenor (or certain of its related persons) have a meaningful incentive to respond to the Proxy Request in a manner designed to benefit Grosvenor (or any such related person) rather than the affected client accounts – even if there is no ostensible detriment to the affected client account(s) from responding to such request in that manner.

In addition, a conflict of interest may be considered material if it can reasonably be argued that Grosvenor has a meaningful incentive to respond to a Proxy Request in a manner designed to favor one or more of Grosvenor’s client account(s) over one or more of Grosvenor’s other client account(s).

All materiality determinations are based on an assessment of the particular facts and circumstances.

If the Compliance Officer determines that Grosvenor (or one or more of its related persons) is subject to a conflict of interest in taking action in response to a Proxy Request but that such conflict is not material, he or she shall issue an instruction to take action in response to such Proxy Request as provided above under “Action on Immaterial Proposals” or “Action on Material Proposals,” as the case may be.

If the Compliance Officer determines that Grosvenor (or one or more of its related persons) is subject to a material conflict of interest in taking action in response to a Proxy Request, he or she shall, in consultation with such other of its personnel as he or she determines to be appropriate under the circumstances, determine how to address such conflict.

In determining how to address a material conflict of interest, the Compliance Officer may consider the following potential solutions, as well as any other solutions he or she wishes to consider:

•	in the case of a non-discretionary account, disclosing the conflict of interest to the appropriate parties;

•

in the case of a discretionary account, disclosing the conflict of interest to the appropriate parties and obtaining their consent (in accordance with the governing documents of such account) to act on the Proxy Request in accordance with the decision reached by Grosvenor with respect to such Proxy Request; and

•	in the case of any account, engaging an independent third party to recommend a response to the Proxy Request.

In cases where the Compliance Officer determines that Grosvenor (or one or more of its related persons) is subject to a conflict of interest in responding to a Proxy Request and that such conflict is material, he or she shall not issue an instruction to take or recommend action in response to such Proxy Request in accordance with the decision reached by Grosvenor without first determining that such action is in the best interests of the affected client account(s).

In the case of any client account that is subject to the ERISA, Grosvenor may not issue an instruction to take or recommend action in response to a Proxy Request unless the material conflict has been cured or avoided to the satisfaction of the Compliance Officer pursuant to one or more of the following steps:

•

If the material conflict implicates one or more individuals on Grosvenor’s Investment Committee or Grosvenor’s Operations Committee but does not implicate Grosvenor (or other personnel), the implicated individual(s) shall be recused from the decision with respect to such Proxy Request if feasible and not detrimental to such account.

•

If the impact of the material conflict goes beyond specific employees who can reasonably be recused from the action, Grosvenor shall engage an independent third party to recommend a response to the Proxy Request. The independent third party could be the fiduciary for the client account, in the case of a non-discretionary account, if the fiduciary agrees in writing to assume full fiduciary responsibility for the response without advice from Grosvenor.

In certain cases, depending on the interests of particular clients, a Primary Investment Principal may recommend that certain client accounts vote against a Material Proposal and that other client accounts vote in favor of such Material Proposal.

ITEM 8 – PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Substantially all of the assets of the Registrant are invested in the Master Fund. The portfolio management team of the Master Fund is described below.

The Master Fund’s assets are managed by Grosvenor. Grosvenor maintains an Investment Committee that is responsible for, among other things:

•

overseeing the identification and evaluation of investment strategies that may be appropriate for one or more investment vehicles or accounts managed or advised by Grosvenor (each such investment vehicle or account, a “Grosvenor-Managed Account”), including the Master Fund, and approving (or disapproving) such investment strategies;

•

determining (and reviewing and amending from time to time) guidelines specifying the target percentages of assets (usually determined as a range) that Grosvenor’s Portfolio Management Teams (as defined below) generally follow in proposing, for the Grosvenor-Managed Accounts assigned to them, initial and subsequent portfolio allocations to particular investment strategies and underlying exposure categories (“Firmwide Investment Goals”);

•

overseeing the identification and evaluation of, and approving (or disapproving), Investment Managers (and the Portfolio Funds managed by such Investment Managers) that employ investment strategies that have been approved by the Investment Committee; in connection with approving particular Investment Managers and Portfolio Funds and from time to time thereafter, Grosvenor’s Investment Committee determines guidelines specifying the target percentages of assets (usually determined as a range) that Grosvenor’s Portfolio Management Teams generally follow in proposing, for the Grosvenor-Managed Accounts assigned to them, initial and subsequent portfolio allocations to a particular Portfolio Fund or Portfolio Funds managed by a particular Investment Manager (“Target Allocations”);

•

determining the particular investment objectives and investment restrictions (“Investment Objectives and Constraints”) that will apply to Grosvenor’s management of each Grosvenor-Managed Account, including the Master Fund (in the case of the Master Fund, these Investment Objectives and Constraints are subject to approval by the Master Fund’s Board of Directors); and

•	overseeing the monitoring of investment strategies, Investment Managers and Portfolio Funds.

Grosvenor’s Investment Committee must approve a particular Investment Manager and particular Portfolio Fund(s) managed by such Investment Manager from an “investment” and “risk” perspective before Grosvenor may invest the assets of the Master Fund in such Portfolio Fund(s).

Grosvenor’s Investment Committee currently has three members: Mr. David S. Richter (Chair), Mr. David B. Small and Mr. Bradley H. Meyers. The Investment Committee makes decisions by majority vote; however, Mr. Michael J. Sacks, Grosvenor’s Chief Executive Officer, has the authority to veto any decision made by the Investment Committee. However, if the Investment Committee rejects or terminates a particular Investment Manager or Portfolio Fund, Mr. Sacks is not authorized to override such rejection or termination.

Grosvenor assigns a portfolio management team (“Portfolio Management Team”) to each Grosvenor-Managed Account, including the Master Fund. Each Portfolio Management Team consists of a portfolio manager, a senior portfolio analyst and a junior portfolio analyst, and is led by its portfolio manager. Mr. David S. Richter and Mr. Bradley H. Meyers, who are members of the Investment Committee, are responsible for designating the members of each Portfolio Management Team, and Mr. Meyers has general oversight over the functions of each Portfolio Management Team. Messrs. Richter and Meyers have designated Dianna Di Iorio as the portfolio manager of the Master Fund.

The Master Fund’s Portfolio Management Team is responsible for proposing changes to the Master Fund’s portfolio from time to time, by employing a combination of “top-down” and “bottom-up” inputs.

The “top-down” inputs consist of:

•	the requirement to use investment strategies that have been approved by the Investment Committee;

•	the requirement to use Investment Managers and Portfolio Funds that have been approved both by the Investment Committee and Grosvenor’s Operations Committee;

•	the Firmwide Investment Goals and Target Allocations applicable to the Master Fund; and

•	the Investment Objectives and Constraints of the Master Fund.

The “bottom-up” inputs consist of the Portfolio Management Team’s judgment in selecting and proposing the allocation of capital to approved Portfolio Funds in a manner that the Portfolio Management Team determines to be appropriate in light of the Master Fund’s Investment Objectives and Constraints and other investment restrictions. The Master Fund’s Portfolio Management Team bases its allocation proposals upon both qualitative and quantitative factors, supplementing experienced investment judgment with quantitative analyses.

Messrs. Richter and Meyers must review and approve all portfolio allocations proposed for the Master Fund by the Portfolio Management Team assigned to the Master Fund.

Mr. Michael J. Sacks has general oversight authority over portfolio management activity for the Grosvenor-Managed Accounts, including the Master Fund.

A brief biography of each of Messrs. Sacks, Richter and Meyers and Ms. Di Iorio appears below.

Michael J. Sacks, Managing Director, Chief Executive Officer

•	Joined Grosvenor, 1990
•	Previous Experience
o	Harris Associates, L.P., 1988-1990
•	Education and Accreditations
o	Northwestern University School of Law; J.D., 1988
o	Northwestern University Kellogg School of Management; M.B.A., 1988
o	Tulane University; B.A., Economics, 1984
o	Member of Illinois Bar

David S. Richter, Managing Director, Investments

•	Associated with Grosvenor since 1994; joined Grosvenor, 2003
•	Previous Experience
o	Waveland Capital Management, L.P., (Long/Short Equity Hedge Fund), 1994-2002
o	JMB Realty Corporation, 1988-1994
o	KPMG Peat Marwick, 1983-1988
•	Education and Accreditations

o	University of Illinois; B.S. (summa cum laude), Accountancy, 1983
o	Certified Public Accountant
o	AICPA Elijah Watt Sells Award, CPA Exam Scores

Bradley H. Meyers, Senior Vice President, Investments

•	Joined Grosvenor, 2003
•	Previous Experience
o	Merrill Lynch, 1999-2001
o	PricewaterhouseCoopers L.L.P., 1997-1999
•	Education and Accreditations
o	University of Chicago Booth School of Business; M.B.A., Finance, 2003
o	University of Illinois; B.S., Accounting, 1997
o	Certified Public Accountant

Dianna Di Iorio, CFA, Vice President, Investments

•	Joined Grosvenor, 2007
•	Previous Experience
o	Goldman Sachs, 2005-2007
o	JPMorgan Private Bank, 2003-2005
•	Education and Accreditations
o	Northwestern University; B.A. (cum laude), Economics and Mathematical Methods in the Social Sciences, 2003
o	Chartered Financial Analyst

OTHER ACCOUNTS. The table below provides information regarding the other accounts managed by the individuals with primary responsibility for the day-to-day management of the Master Fund’s portfolio as of March 31, 2012:

	# of Accounts Managed[1]	Total Assets Managed*	# of Accounts Managed for Which Advisory Fee is Performance Based[2]	Assets Managed for Which Advisory Fee is Performance Based[3]*
DAVID S. RICHTER
Registered investment companies	1	$569.3 million	0	N/A
Other pooled investment vehicles	62	$22.1 billion	32	$5.1 billion
Other accounts	1	$461.2 million	0	N/A

BRADLEY H. MEYERS
Registered investment companies	1	$569.3 million	0	N/A
Other pooled investment vehicles	62	$22.1 billion	32	$5.1 billion
Other accounts	1	$461.2 million	0	N/A

[1]	For purposes of this column, “master-feeder” structures, which may include multiple “feeder” funds, are counted as one account.
[2]	For purposes of this column, “feeders” into a “master fund” are counted as individual accounts where they have performance-based fees.
[3]	Total AUM for each account is included. Note, however, that in some accounts, some investors may not be subject to performance-based fees.
*

ASSETS UNDER MANAGEMENT AS OF THE END OF A PARTICULAR PERIOD INCLUDE ALL SUBSCRIPTIONS TO, AND ARE REDUCED BY ALL WITHDRAWALS FROM, GROSVENOR-MANAGED ACCOUNTS EFFECTED IN CONJUNCTION WITH THE CLOSE OF BUSINESS THE LAST DAY OF SUCH PERIOD. DATA FOR 2011 AND 2012 ARE ESTIMATED AND UNAUDITED.

MICHAEL J. SACKS
Registered investment companies	1	$569.3 million	0	N/A
Other pooled investment vehicles	62	$22.1 billion	32	$5.1 billion
Other accounts	1	$461.2 million	0	N/A

DIANNA DI IORIO
Registered investment companies	1	$569.3 million	0	N/A
Other pooled investment vehicles	11	$2.8 billion	7	$1.5 billion
Other accounts	1	$461.2 million	0	N/A

NOTE: FOR PURPOSES OF THIS BREAKDOWN, LEVERAGE AND INVESTMENTS BY A GROSVENOR-MANAGED ACCOUNT IN ANOTHER GROSVENOR-MANAGED ACCOUNT ARE NOT INCLUDED.

COMPENSATION STRUCTURE. Messrs. Sacks, Richter, Meyers and Ms. Di Iorio each receive a fixed base salary as well as an annual bonus based upon the success of the Firm. In addition, each of Messrs. Sacks, Richter and Meyers holds an equity participation, which entitles him to distributions. Compensation is not directly based upon or tied to the performance or net asset value of the Master Fund or any other Grosvenor-Managed Account.

OWNERSHIP BY PORTFOLIO MANAGERS. As of the date of this Form, none of the individuals responsible for the day-to-day investment management of the Master Fund owns any interests in the Master Fund.

CONFLICTS OF INTEREST

General

Grosvenor and its related persons are subject to significant conflicts of interest in managing the business and affairs of the Registrant and the Master Fund and in making investment decisions for the Master Fund. Such conflicts could affect Grosvenor’s objectivity and the performance of the Registrant and the Master Fund. Certain of these conflicts are discussed below. In addition, Part 2A of Grosvenor’s SEC Form ADV (copies of which are available at www.adviserinfo.sec.gov) may contain additional disclosures of conflicts of interest.

Grosvenor has fiduciary duties to the Registrant and the Master Fund to act in good faith and with fairness in all its dealings with them, and will take such duties into account in dealing with all actual and potential conflicts of interest.

Other Business Activities

Nothing in the governing documents of the Registrant, the Master Fund or any other Grosvenor-Managed Account:

•

requires Grosvenor or any of its related persons (which, for purposes of the discussion that follows, include persons who either currently are or formerly were related to Grosvenor) to devote their full business time to the business and affairs of the Registrant or the Master Fund or to the business and affairs of the Grosvenor-Managed Accounts in general; or

•	limits or restricts Grosvenor or its related persons from engaging in and devoting time and attention to other businesses or ventures or from rendering services of whatever kind or nature.

Without limiting the generality of the foregoing, Grosvenor and its related persons may act as investment adviser to or investment manager of Grosvenor-Managed Accounts that are not in existence as of the date of this report – whether or not having investment objectives similar to those of the Registrant, the Master Fund or other then-existing Grosvenor-Managed Accounts – on terms (including terms relating to fees, liquidity and transparency) that are the same as or different from those available to the investors in the Registrant.

Further, Grosvenor and its related persons may engage in any other businesses or ventures, including, without limitation, those described below under “Investments in Other Investment Management Firms.” Grosvenor has no obligation to make investment opportunities in any such businesses or ventures available to the Registrant, the Master Fund or any other Grosvenor-Managed Account (or to the investors/participants in the Registrant, the Master Fund or any other Grosvenor-Managed Account) and (except to the extent Grosvenor determines otherwise) the Registrant, Master Fund and the other Grosvenor-Managed Accounts will not participate in the risks or rewards of such businesses or ventures. Further, such businesses and ventures will:

•	compete with the Registrant and the Master Fund for the time and attention of Grosvenor and its related persons; and

•	potentially create additional conflicts of interest or raise other special considerations, as discussed more fully below.

In addition, Grosvenor and its related persons, in investing and trading for their proprietary accounts, may (to the extent lawful) make use of information obtained by them in the course of investing for the Registrant, the Master Fund and other Grosvenor-Managed Accounts. Grosvenor and its related persons will have no obligation to compensate the Registrant, the Master Fund or any other Grosvenor-Managed Account (or any investor/participant therein) in any respect for their receipt of such information or to account to the Master Fund or any other Grosvenor-Managed Account (or any investor/participant therein) for any profits earned from their use of such information.

Investments in Other Investment Management Firms

Grosvenor and its related persons may, for their own accounts:

•	invest in other investment management or advisory firms (and investment vehicles or accounts managed or advised by such firms);

•	enter into fee-, revenue- and/or profit-sharing agreements or other arrangements with other investment management or advisory firms (“Fee Sharing Agreements”); and/or

•	operate and/or manage other investment management or advisory firms.

Investments in other investment management or advisory firms often (though not always) are made in exchange for “seeding” or otherwise funding the firms’ operations. For purposes of convenience, in the discussion that follows:

•	A “Seed Manager” is an investment management or advisory firm;

o	in which or in whose Seed Manager Fund one or more Grosvenor-Managed Accounts, Grosvenor and/or Grosvenor’s related persons have invested in or are contemplating an investment; or

o	with which or with whose Seed Manager Fund one or more Grosvenor-Managed Accounts, Grosvenor and/or Grosvenor’s related persons entered or are contemplating entering into a Fee Sharing Agreement.

•	A “Seed Manager Fund” is an investment fund or account managed by a Seed Manager.

Grosvenor has no obligation to make investment opportunities in any Seed Manager or Seed Manager Fund available to the Registrant, the Master Fund or any investor in the Registrant, and does not currently intend to make investment opportunities in other investment management or advisory firms available to the Registrant or the Master Fund. In addition, Grosvenor retains sole discretion (subject to the governing documents of the Master Fund, requirements of applicable law and such policies, if any, as Grosvenor may from time to time adopt) to determine:

•	whether the Master Fund will enter into Fee Sharing Agreements with, or otherwise invest in or with Seed Managers;

•

the terms on which the Master Fund will enter into Fee Sharing Agreements with, or otherwise invest in or with, Seed Managers (which terms may differ from the terms on which Grosvenor, one or more of Grosvenor’s related persons and/or one or more other Grosvenor-Managed Accounts may enter into Fee Sharing Agreements with, or otherwise invest in, such Seed Managers).

In any event, because of restrictions imposed by the Investment Company Act of 1940 (the “ICA”), Grosvenor may in certain cases be prohibited from causing the Master Fund to enter into Fee Sharing Agreements with, or otherwise invest in, Seed Managers or Seed Manager Funds in which Grosvenor, one or more of its related persons and/or one or more other Grosvenor-Managed Accounts invest.

Placing Assets Under the Management of Other Investment Management Firms in which Grosvenor and/or its Related Persons Have an Interest

Grosvenor and its related persons may place their proprietary assets, as well as assets of Grosvenor-Managed Accounts, in funds managed by a Seed Manager (which Grosvenor refers to as “Seed Manager Funds”). Grosvenor, however, has no obligation to invest the assets of the Master Fund in any Seed Manager Fund, and the Master Fund is not likely to invest in Seed Manager Funds. Because of restrictions imposed by the ICA, Grosvenor may in certain cases be prohibited from causing the Master Fund to directly or indirectly place any of the Master Fund’s assets in a Seed Manager Fund or otherwise directly or indirectly invest the Master Fund’s assets with any Investment Manager in which Grosvenor, one or more of its related persons and/or one or more other Grosvenor-Managed Accounts have invested.

Certain investment funds or accounts managed by a potential Seed Manager may be appropriate investment opportunities both for Grosvenor Seed Funds and for Grosvenor-Managed Accounts that are not Grosvenor Seed Funds, such as the Master Fund. However, if a Grosvenor Seed Fund determines to invest in a particular Seed Manager, Grosvenor-Managed Accounts other than such Grosvenor Seed Fund may be precluded from investing in investment funds or accounts managed by such Seed Manager. Accordingly, in identifying potential Seed Managers, Grosvenor is subject to the following conflict of interest: if Grosvenor determines to cause a Grosvenor Seed Fund to enter into Fee Sharing Agreements with (or otherwise invest in) a Seed Manager, Grosvenor-Managed Accounts (including the Master Fund) other than such Grosvenor Seed Fund may be precluded from investing in Seed Manager Funds managed by such Seed Manager.

Depending on the types and amounts of compensation Grosvenor receives from Grosvenor Seed Funds, on the one hand, and Grosvenor-Managed Accounts (including the Master Fund) that are not Grosvenor Seed Funds, on the other hand, Grosvenor has an incentive to resolve this conflict by selecting the arrangement that results in the greatest fee to Grosvenor.

Differences in Grosvenor-Managed Accounts

Grosvenor and its related persons currently manage or advise numerous Grosvenor-Managed Accounts in addition to the Registrant and the Master Fund, and expect to manage or advise additional Grosvenor-Managed Accounts in the future. Certain Grosvenor-Managed Accounts have or will have investment objectives that are identical or substantially similar to the investment objectives of the Registrant and the Master Fund. It is not anticipated, however, that the Master Fund and other Grosvenor-Managed Accounts having identical or substantially similar investment objectives will have identical or substantially similar investment portfolios. Differing investment portfolios can be expected to result from several factors, including, without limitation, the following:

•	different investment proposals made by the different Portfolio Management Teams assigned to the different Grosvenor-Managed Accounts, as discussed below;

•	regulatory and/or tax restrictions that apply to certain Grosvenor-Managed Accounts but not to others, as discussed below;

•	investment constraints imposed by Investment Managers on certain Grosvenor-Managed Accounts but not on others, as discussed below;

•	the availability of particular Portfolio Funds for investment by Grosvenor-Managed Accounts at certain times but not at others;

•	different risk/return characteristics (notwithstanding that such Grosvenor-Managed Accounts generally have similar investment objectives);

•	client-imposed portfolio management restrictions and/or other client instructions; and

•	the amount of cash available for investment by different Grosvenor-Managed Accounts at certain times.

The Master Fund and other Grosvenor-Managed Accounts may be assigned to different Portfolio Management Teams even though the Master Fund and such other Grosvenor-Managed Accounts may have identical or substantially similar investment objectives. Grosvenor’s Portfolio Management Teams are authorized to invest the assets of the Grosvenor-Managed Accounts assigned to them in a wide range of Portfolio Funds (subject to final approval by Messrs. Richter and Meyers). As a result, it is expected that the Master Fund and other Grosvenor-Managed Accounts will have different investment portfolios (and different performance results) resulting from different portfolio allocations proposed by their respective Portfolio Management Teams, even if the Master Fund and such other Grosvenor-Managed Accounts have identical or substantially similar investment objectives. Further, the factors discussed above are likely to result in different portfolios for Grosvenor-Managed Accounts assigned to the same Portfolio Management Team, even though such Grosvenor-Managed Accounts have identical or substantially similar investment objectives.

Regulatory and/or tax restrictions may prohibit the Master Fund from participating in investment opportunities that are available to one or more other Grosvenor-Managed Accounts. Similarly, the Investment Managers of the Portfolio Funds in which the Master Fund may wish to invest may impose investment restrictions on the Master Fund but not on other Grosvenor-Managed Accounts. Such restrictions could render the Master Fund ineligible to invest, in whole or in part, in a Portfolio Fund in which one or more other Grosvenor-Managed Accounts are free to invest, to the possible detriment of the Master Fund.

As a result of certain restrictions imposed by the ICA on investments by the Master Fund in “affiliated persons” (as that term is defined in the ICA) of the Master Fund, the Master Fund has determined to forego some or all of its voting rights associated with investments in certain Portfolio Funds.

In addition, in situations where the Master Fund and other Grosvenor-Managed Accounts own, in the aggregate, 25% or more of the interests in a particular Portfolio Fund, the ICA will effectively preclude Master Fund and the other Grosvenor-Managed Accounts from making additional investments in such Portfolio Fund, even though the relevant Portfolio Management Teams may determine that it would be appropriate for the Grosvenor-Managed Accounts (including the Registrant) assigned to them to make additional investments in such Portfolio Fund. Because Grosvenor believes that Grosvenor-Managed Accounts other than the Master Fund should not be compelled to forego investment opportunities that otherwise would be available for them but for the restrictions imposed by the ICA (which restrictions would not apply to such Grosvenor-Managed Accounts in the absence of the Master Fund’s participation in such investments), Grosvenor may, in certain circumstances, determine not to invest assets of the Master Fund in, or to cause the Master Fund to redeem/withdraw from, a particular Portfolio Fund so that other Grosvenor-Managed Accounts may invest in such Portfolio Fund. If Grosvenor causes the Master Fund to redeem/withdraw from a Portfolio Fund, the Master Fund may, in addition to losing the opportunity to invest in such Portfolio Fund, suffer economic detriment arising from such redemption/withdrawal (e.g., losing a performance/incentive compensation “loss carryforward”, incurring redemption/withdrawal charges, etc.)

As a result of these and other factors:

•

the Master Fund may have a different investment portfolio (and, as a result, different performance results) from other Grosvenor-Managed Accounts even though the Master Fund and such other Grosvenor-Managed Accounts may have identical or substantially similar investment objectives; and

•	no assurance can be given that:

o

the Master Fund will participate in all investment opportunities in which one or more other Grosvenor-Managed Accounts, Grosvenor’s proprietary accounts and/or the proprietary accounts of Grosvenor’s related persons participate;

o

particular investment opportunities allocated to one or more Grosvenor-Managed Accounts, Grosvenor’s proprietary accounts and/or the proprietary accounts of Grosvenor’s related persons will not outperform investment opportunities allocated to the Master Fund; or

o

the Master Fund, on the one hand, and one or more other Grosvenor-Managed Accounts, Grosvenor’s proprietary accounts and/or the proprietary accounts of Grosvenor’s related persons, on the other hand, will receive equal or similar treatment.

Possible Incentive To Favor One or More Grosvenor-Managed Accounts Over One or More Other Grosvenor-Managed Accounts

Grosvenor’s Portfolio Management Teams might have an incentive to favor one or more Grosvenor-Managed Accounts over the Master Fund (for example, with regard to the selection of Portfolio Funds for those Grosvenor-Managed Accounts or the allocation of investment opportunities in Portfolio Funds that have limited investment capacity), because the “favored” Grosvenor-Managed Account(s) might pay Grosvenor more for its services than the Master Fund or other Grosvenor-Managed Accounts that invest in the Master Fund (such as the Registrant). For example, a Portfolio Management Team may have an incentive to propose investments in what it considers to be the best investment opportunities for Grosvenor-Managed Accounts from which Grosvenor receives performance-based compensation – in preference to Grosvenor-Managed Accounts (including the Master Fund) from which Grosvenor does not receive performance-based compensation – because Grosvenor may stand to gain greater compensation from the former types of accounts if the best investment opportunities are allocated to them.

Similarly, a member of one of Grosvenor’s Portfolio Management Teams may have an incentive to favor one or more Grosvenor-Managed Accounts over the Master Fund if such person has personal investments in such “favored” Grosvenor-Managed Accounts.

As discussed below under “Grosvenor’s Ability To Invest in the Same Securities in which the Master Fund Invests,” Grosvenor has adopted portfolio opportunity allocation policies and procedures that are designed to ensure that investment opportunities are fairly allocated to all Grosvenor-Managed Accounts (as well as the proprietary accounts of Grosvenor and its related persons) for which such opportunities are appropriate and that have the funds available to take advantage of such opportunities.

Grosvenor’s Ability To Invest in the Same Securities in which the Master Fund Invests

Grosvenor and/or its related persons may invest in Grosvenor-Managed Accounts (including the Registrant and the Master Fund) for their own accounts alongside investors who are not related to them. When they do so, Grosvenor and/or its related persons participate in the investment opportunities in which such Grosvenor-Managed Accounts participate, alongside the other investors in such Grosvenor-Managed Accounts.

In addition, Grosvenor and/or its related persons may place assets under the management of (or otherwise procure investment advisory or investment management services from) any Investment Manager directly or indirectly used by one or more of Grosvenor-Managed Accounts (including the Master Fund). For example, Grosvenor and/or its related persons may invest in a Portfolio Fund in which one or more Grosvenor-Managed Accounts (including the Master Fund) invest. Further, Grosvenor and/or its related persons may invest in a Portfolio Fund at or about the same time one or more Grosvenor-Managed Accounts (including the Master Fund) invest in such Portfolio Fund.

Grosvenor, its related persons and one or more Grosvenor-Managed Accounts that place assets under the management of, or otherwise procure investment advisory or investment management services from, any Investment Manager directly or indirectly used by the Master Fund and/or one or more other Grosvenor-Managed Accounts may do so on terms (including terms relating to fees, liquidity and transparency) that are more advantageous than those applicable to the investments that may be made by the Master Fund and/or such other Grosvenor-Managed Account(s) with such Investment Manager. To the extent that Grosvenor and/or its related persons invest with a given Investment Manager on terms that are more advantageous than those on which the Master Fund and/or one or more other Grosvenor-Managed Accounts may invest with such Investment Manager, Grosvenor and/or its related persons may have an incentive to maintain or increase the investment by the Master Fund and such other Grosvenor-Managed Accounts with such Investment Manager in order to obtain and/or maintain such advantageous terms for the benefit of Grosvenor and/or its related persons.

In certain cases, a Portfolio Fund may have what Grosvenor refers to as “limited capacity.” A Portfolio Fund has “limited capacity” when it is not willing to accept all capital that Grosvenor-Managed Accounts, Grosvenor and/or Grosvenor’s related persons wish to invest in such Portfolio Fund. If Grosvenor and/or its related persons wish to invest in such a Portfolio Fund at a time when an investment in such Portfolio Fund is appropriate for the Master Fund, Grosvenor has a conflict of interest because it has a financial incentive to allocate the opportunity to the greatest extent possible to Grosvenor and/or its related persons. In order to avoid this conflict, Grosvenor may determine in certain cases that it and/or its related persons will not directly participate in a Portfolio Fund that has “limited capacity” unless and until all Grosvenor-Managed Accounts (including the Master Fund) that wish to invest in such Portfolio Fund (including, for this purpose, Grosvenor-Managed Accounts in which Grosvenor and/or its related persons participate) have invested the full amount of capital they wish to invest in such Portfolio Fund.

In other cases, Grosvenor employs policies and procedures for allocating limited investment opportunities in a manner that it believes to be equitable to the Grosvenor-Managed Accounts, Grosvenor and Grosvenor’s related persons. Under these policies and procedures, to the extent that one or more Grosvenor-Managed Accounts (including the Registrant and the Master Fund), Grosvenor and/or Grosvenor’s related persons (each of the foregoing, a “Participating Account”) wish to invest in a particular Portfolio Fund (and have funds available to make such investment) but such Portfolio Fund has “limited capacity” and is willing to accept only a portion of the aggregate investment that the Participating Accounts wish to make, the aggregate capacity made available by such Portfolio Fund to the Participating Accounts generally is allocated to each Participating Account in the proportion that the amount such Participating Account wishes to invest in such Portfolio Fund bears to the aggregate amount that all Participating Accounts wish to invest in such Portfolio Fund (determined in most cases by reference to the Target Allocations established by the Investment Committee), subject to the investment guidelines and constraints applicable to such Participating Account and to certain limited exceptions set forth in such policies and procedures.

As discussed in greater detail below in “Different Reporting Packages”, in certain cases, Grosvenor provides information relating to Portfolio Funds (including Grosvenor’s opinions and investment decisions in respect of such Portfolio Funds) to: (i) investors/participants in Grosvenor-Managed Accounts; and (ii) clients to whom Grosvenor provides hedge fund program advisory services, for the purpose of assisting them in making their own determinations as to whether they wish to invest directly in such Portfolio Funds or withdraw/redeem their direct investments in such Portfolio Funds. In these cases, it can be expected that the recipients of such information will from time to time use such information to determine to:

•

invest directly in Portfolio Funds in which one or more Grosvenor-Managed Accounts are invested (or in which they are contemplating investments), potentially in competition with other Grosvenor-Managed Accounts if such Portfolio Funds have “limited capacity;” and/or

•

withdraw/redeem from Portfolio Funds in which one or more other Grosvenor-Managed Accounts are invested (or from which they are contemplating withdrawing/redeeming their investments), potentially to the detriment of such other Grosvenor-Managed Accounts if such Portfolio Funds subject their investors to “gates” or other withdrawal/redemption restrictions that create “limited capacity” to withdraw/redeem from such Portfolio Funds.

Grosvenor’s Ability To Withdraw/Redeem from Investments in which Grosvenor-Managed Accounts Invest

Certain Grosvenor-Managed Accounts (including the Master Fund) may wish to withdraw/redeem from an underlying Portfolio Fund at the same time that other Grosvenor-Managed Accounts (and/or Grosvenor and/or its related persons) wish to withdraw/redeem from such Portfolio Fund. The ability to withdraw/redeem from any underlying Portfolio Fund may differ materially from investor to investor due to the timing of their respective investments in such Portfolio Fund, the different classes of interests in such Portfolio Fund in which they invest, special arrangements negotiated with the Investment Manager of such Portfolio Fund and/or other factors. The reasons why certain Grosvenor-Managed Accounts may wish (or be compelled to) withdraw/redeem from a particular Portfolio Fund as of a particular date also may differ materially from the reasons why other Grosvenor-Managed Accounts (and/or Grosvenor and/or its related persons) may wish (or be compelled to) withdraw/redeem from such Portfolio Fund as of such date. Withdrawals/redemptions or subscriptions by Grosvenor-Managed Accounts, Grosvenor and/or Grosvenor’s related persons from or to a particular Portfolio Fund could in certain cases adversely affect other Grosvenor-Managed Accounts (including the Master Fund) that are invested in such Portfolio Fund. Significant withdrawals/redemptions or subscriptions could, for example, cause portfolio damage, portfolio dilution, depletion of liquidity, costly portfolio rebalancing, imposition of withdrawal “gates” and under-allocation to certain positions. It could also cause a Portfolio Fund to make “in-kind” (as opposed to cash) distributions. In cases such as these, Grosvenor has a conflict of interest in making withdrawals/redemptions or subscriptions for Grosvenor-Managed Accounts. This conflict of interest could be exacerbated in situations where one or more Grosvenor-Managed Accounts (and/or Grosvenor and/or its related persons) may withdraw/redeem from a particular Portfolio Fund on a date as of which one or more other Grosvenor-Managed Accounts (including the Master Fund) are not able to do so. For example, certain Grosvenor-Managed Accounts (and/or Grosvenor and/or its related persons) may have invested in a particular Portfolio Fund pursuant to a “lock-up” that has expired, whereas one or more other Grosvenor-Managed Accounts (including the Master Fund) may still be subject to “lock-ups” in connection with their investments in such Portfolio Fund because they either (i) purchased their interests in such Portfolio Fund subsequent to the time that other Grosvenor-Managed Accounts, Grosvenor and Grosvenor’s related persons purchased their interests in such Portfolio Fund or (ii) opted for liquidity classes in such Portfolio Fund that are different from the liquidity classes owned by such other Grosvenor-Managed Accounts, Grosvenor and Grosvenor’s related persons.

In addition, certain withdrawal/redemption “gates” are, for example, calculated based on withdrawals/redemptions during an entire quarter or other period, so that if certain Grosvenor-Managed Accounts (and/or Grosvenor and/or its related persons) withdraw/redeem during a quarter, this could prevent one or more other Grosvenor-Managed Accounts (including the Master Fund) from withdrawing/redeeming at quarter-end, whereas the earlier withdrawals/redemptions are unaffected.

In sum, because the ability to withdraw/redeem from any underlying Portfolio Fund may differ materially from investor to investor due to the timing of their respective investments in such Portfolio Fund, the different classes of interests in such Portfolio Fund in which they invest, special arrangements negotiated with the Investment Manager of such Portfolio Fund and/or other factors, certain Grosvenor-Managed Accounts (and/or Grosvenor and/or its related persons) may have withdrawal/redemption rights that differ from those of the Master Fund, and that the exercise of such rights could have a materially adverse effect on the Master Fund.

Treatment as an Investment Group for Certain Transactions by Grosvenor-Managed Accounts

In certain cases, although each investment in a Portfolio Fund by a Grosvenor-Managed Account is a distinct transaction, Portfolio Funds may agree to treat all investments made by Grosvenor-Managed Accounts as if they had been made by the same investor for purposes of applying business terms such as “gates.” Grosvenor enters into these types of arrangements because it believes that in most cases they can be expected to benefit all participating Grosvenor-Managed Accounts. However, under arrangements such as these, certain Grosvenor-Managed Accounts could make complete withdrawals/redemptions provided that other Grosvenor-Managed Accounts do not withdraw/redeem, as the former Grosvenor-Managed Accounts could make use of the withdrawal/redemption capacity allocable to the entire “group.” For example, if a Grosvenor-Managed Account that is treated as part of such a “group” were to withdraw/redeem from a Portfolio Fund because such Grosvenor-Managed Account itself has received significant withdrawal/redemption requests, wishes to rebalance its portfolio or otherwise requires liquidity, its withdrawal/redemption could reduce withdrawal/redemption capacity for other members of the “group.” In this example, depending on the actual terms of the applicable “gate,” a particular Grosvenor-Managed Account that participates in a “ group” may be entitled to receive less withdrawal/redemption proceeds in respect of a particular withdrawal/redemption than would be the case had such Grosvenor-Managed Account not participated in such “group.”

In certain cases, Grosvenor is able to negotiate favorable investment terms with the Investment Managers of Portfolio Funds, but often on the condition that the Grosvenor-Managed Accounts (which, in certain cases, could include proprietary accounts of Grosvenor and its related persons) collectively maintain an aggregate minimum level of invested capital in a given Portfolio Fund or group of Portfolio Funds managed by the same Investment Manager. The need to maintain an aggregate minimum investment by Grosvenor-Managed Accounts in a particular Portfolio Fund or group of Portfolio Funds managed by the same Investment Manager in order to retain favorable investment terms for all Grosvenor-Managed Accounts that invest in such Portfolio Fund(s) creates a conflict of interest in that it creates an incentive for Grosvenor to cause a Grosvenor-Managed Account to invest in or not to withdraw/redeem from a given Portfolio Fund in order to maintain the minimum threshold investment. Proprietary capital of Grosvenor and its related persons – whether invested directly in a Portfolio Fund or through a Grosvenor-Managed Account in which Grosvenor and/or its related persons invest – may be among the capital that benefits from the minimum investment threshold being maintained, creating an additional conflict of interest.

Although Grosvenor enters into the types of arrangements discussed above because it believes that they generally can be expected to benefit all Grosvenor-Managed Accounts, there may be particular facts and circumstances under which particular Grosvenor-Managed Accounts (including the Master Fund) would receive more favorable treatment had they not participated in such arrangements.

Investments in “Early Stage” Portfolio Funds

Grosvenor and its related persons may from time to time invest, for their respective proprietary accounts, in early-stage Portfolio Funds (including Grosvenor-Administered Funds, discussed below) at times when investments in such Portfolio Funds would not be appropriate for the Master Fund or other Grosvenor-Managed Accounts. If Grosvenor should subsequently determine, in accordance with its then-current criteria applicable to the selection of Portfolio Funds for the Grosvenor-Managed Accounts, that such a Portfolio Fund is an appropriate investment for the Grosvenor-Managed Accounts, Grosvenor and its related persons will not be required to restructure the terms on which they invest in such Portfolio Fund in order to make investments in such Portfolio Fund available to the Master Fund if, for regulatory or other reasons, the Master

Fund would be (or, in Grosvenor’s reasonable determination, may be) precluded from investing in such Portfolio Fund in the absence of such restructuring.

Investments in Grosvenor-Administered Funds

Grosvenor and its related persons may from time to time invest, for their respective proprietary accounts, in Portfolio Funds that Grosvenor administers (but does not manage) and from which Grosvenor receives administrative or similar fees (“Grosvenor-Administered Funds”). Because of restrictions imposed by the ICA, it is not likely that Grosvenor will ever cause the Master Fund to invest in a Grosvenor-Administered Fund.

Investments in Portfolio Funds Managed by Clients

Certain of the Portfolio Funds in which the Master Fund invests may be managed by investment management firms owned in whole or in part by Grosvenor’s clients, or may hold notes or other securities issued by Grosvenor’s clients, and Grosvenor may be aware of such investments. The fact that certain of the Portfolio Funds may be managed by investment management firms owned in whole or in part by Grosvenor’s clients, or may hold notes or other securities issued by Grosvenor’s clients, could, under certain facts and circumstances, potentially alter Grosvenor’s objectivity in determining whether or not to invest in such Portfolio Funds and/or whether or not to withdraw/redeem from such Portfolio Funds. Grosvenor does not expect, however, that it would ever make portfolio management decisions for the Master Fund that would be different from the decisions it would make for the Master Fund if such potential conflict did not exist.

Different Reporting Packages

Different investors/participants in Grosvenor-Managed Accounts, as well as certain other persons (including (i) persons to whom Grosvenor provides investment advisory services on a non-discretionary basis and (ii) persons who currently have, or who previously have had, an interest in Grosvenor or who otherwise currently are, or who previously have been, associated with Grosvenor), receive oral and/or written reports from Grosvenor that differ in form, substance, level of detail, timing and/or frequency, based on factors such as:

•	the type(s) of services Grosvenor provides to such investors/participants;

•	the size of their investments with Grosvenor;

•	requests for specific types of information made by such investors/participants or persons acting on their behalf;

•	negotiations between Grosvenor and such investors/participants or other persons acting on their behalf; and/or

•	Grosvenor’s internal assessment of the likely reporting needs of such investors/participants or of persons acting on their behalf.

In particular, certain reports may include information relating to Portfolio Funds in which the Grosvenor-Managed Accounts, including the Master Fund, invest (or in which they are contemplating an investment).

In certain cases, Grosvenor provides information to investors/recipients in the Grosvenor-Managed Accounts (including the investors in the Registrant) to enable them to monitor their investments in Grosvenor-Managed Accounts. In these cases, Grosvenor cannot effectively prevent an investor/recipient who has received information that has not been provided to other recipients from using such information to determine whether to:

•	withdraw/redeem from a Grosvenor-Managed Account, or increase its investment in a Grosvenor-Managed Account;

•

invest directly in Portfolio Funds in which Grosvenor-Managed Accounts (including the Master Fund) are invested (or in which they are contemplating investments), potentially in competition with the Grosvenor-Managed Accounts (including the Master Fund); or

•

withdraw/redeem from Portfolio Funds in which Grosvenor-Managed Accounts (including the Master Fund) are invested (or from which they are contemplating withdrawing/redeeming their investments), potentially to the detriment of the Grosvenor-Managed Accounts (including the Master Fund).

In other cases, Grosvenor provides information relating to Portfolio Funds to investors/participants in Grosvenor-Managed Accounts for the purpose of assisting them in making their own determinations as to whether they wish to invest in such Portfolio Funds or withdraw/redeem their investments in such Portfolio Funds. In these cases, it can be expected that such investors/participants will use such information to determine whether to engage in any one or more of the actions described above.

Any of these actions could have a material adverse effect on investors/participants who do not receive the same information provided to other investors/participants.

Notwithstanding the foregoing, recipients of Grosvenor’s oral and written reports should be aware that:

•

Grosvenor does not permit such recipients to copy, transmit or distribute such reports, or any data or other information contained therein, in whole or in part, or authorize such actions by others, without Grosvenor’s express prior written consent, and any such action taken without Grosvenor’s express prior written consent may constitute a breach of contract and applicable copyright laws; and

•

by their receipt of such reports, such recipients will be deemed to have acknowledged that: (i) the data and/or other information contained therein may include data and/or information that, under applicable law, may be deemed to be material, non-public information regarding particular securities and/or the issuers thereof; (ii) under certain circumstances, United States securities laws prohibit the purchase and sale of securities by persons or entities who are in possession of material, non-public information relating to such securities and/or the issuers thereof; (iii) securities laws of other jurisdictions may contain a similar prohibition; and (iv) as a result, it is possible that trading in securities that are the subject of data and/or information contained in such reports may be prohibited by law.

Grosvenor strongly encourages all recipients of its oral or written reports to review their own policies and procedures relating to the possible receipt of material, non-public information to ensure that any information that they receive from Grosvenor relating to particular securities and/or the issuers thereof will not be used in any manner that conflicts with applicable law.

Transfers of Interests in Portfolio Funds

The Portfolio Management Team assigned to one or more Grosvenor-Managed Accounts (each, a “Divesting Account”) may determine that it is appropriate for such Divesting Accounts to dispose of (or decrease) their investments in a particular Portfolio Fund as of a particular date, while the Portfolio Management Team assigned to one or more other Grosvenor-Managed Accounts (each, an “Investing Account”) – which may be the same Portfolio Management Team assigned to the Divesting Accounts – may determine that it is appropriate for such Investing Accounts to invest (or increase their investments) in such Portfolio Fund as of the same date.

In certain cases, Grosvenor will implement decisions such as these by causing a Divesting Account to withdraw/redeem its interest from a Portfolio Fund at the net asset value thereof (as calculated and reported by the Investment Manager of such Portfolio Fund), and simultaneously causing an Investing Account to invest in an interest in such Portfolio Fund at the net asset value thereof.

In other cases, Grosvenor will implement such decisions by causing a Divesting Account to assign its interest in a Portfolio Fund to an Investing Account in exchange for a cash payment from the Investing Account equal to the net asset value of the interest being assigned to the Investing Account (as calculated and reported by the Investment Manager of such Portfolio Fund).

For purposes of convenience:

•

Grosvenor refers to transactions of the types discussed above as “transfers” (even though the first type of transaction discussed above does not involve any transfer between the affected Grosvenor-Managed Accounts, but only a divestment from a Portfolio Fund by one or more Grosvenor-Managed Accounts and a substantially simultaneous investment in such Portfolio Fund by one or more other Grosvenor-Managed Accounts);

•

Grosvenor refers to a transaction in which a Divesting Account withdraws/redeems its interest from a Portfolio Fund (in whole or in part) at the net asset value thereof, while an Investing Account substantially simultaneously invests (or increases its investment) in such Portfolio Fund, as a “cash transfer;” and

•

Grosvenor refers to a transaction in which a Divesting Account assigns its interest in a Portfolio Fund (in whole or in part) at the net asset value thereof to an Investing Account, as a “book entry transfer.”

In certain cases, Grosvenor is able to negotiate arrangements with Investment Managers—either at the inception of Grosvenor’s relationship with an Investment Manager or on a case-by-case basis after Grosvenor has established such a relationship—that permit a Grosvenor-Managed Account that is the “cash transferee” or “book entry transferee” of an interest in such Investment Manager’s Portfolio Fund to “stand in the shoes” of the transferor Grosvenor-Managed Account for purposes of determining such business terms as the duration of any “lock-up period,” the continuation of any performance/incentive fee or other performance/incentive compensation “loss carryforwards,” the applicability of withdrawal charges, etc. Grosvenor generally intends to take advantage, to the fullest extent permitted by law, of the ability of transferee Grosvenor-Managed Accounts to receive “carryover” business terms. In certain cases, however, regulatory considerations may prohibit Grosvenor from effecting transactions in which business terms are carried over from the transferor Grosvenor-Managed Account to the transferee Grosvenor-Managed Account. For example, ERISA does not permit any such “carryover” business terms to apply in the case of transfers of interests in Portfolio Funds by Grosvenor-Managed Accounts that are subject to ERISA to any other Grosvenor-Managed Accounts, regardless of whether the transferee Grosvenor-Managed Account is subject to ERISA. ERISA, however, does not appear to prohibit “carryover” business terms applying in the case of transfers from Grosvenor-Managed Accounts that are not subject to ERISA to Grosvenor-Managed Accounts that are subject to ERISA. Accordingly, Grosvenor-Managed Accounts that are not subject to ERISA (such as the Master Fund) may not always be able to take advantage of arrangements of the type discussed above even though Grosvenor-Managed Accounts that are subject to ERISA (including certain Grosvenor-Managed Accounts in which persons employed by or otherwise associated with Grosvenor invest) may.

Grosvenor’s general policy is not to transfer interests in “designated” or “side-pocket” investments related to an investment in a Portfolio Fund when transferring interests in such particular Portfolio Fund from one Grosvenor-Managed Account to another Grosvenor-Managed Account, regardless of whether such transfer takes the form of a “cash transfer” or a “book entry transfer.” If a Portfolio Management Team determines, in any particular case, to over-ride this general policy, such Portfolio Management Team is responsible for documenting (in writing) the reasons for such over-ride.

The Master Fund will not participate in “book entry transfers” because of restrictions imposed by the ICA. To the extent the Master Fund participates in “cash transfers,” in no instance will any party, including Grosvenor or the Investment Manager of any affected Portfolio Fund, receive any additional compensation specifically as a result of any such cash transfer.

Trade and Clerical Errors

Subject to the considerations set forth below, Grosvenor is under no obligation to reimburse the Registrant or the Master Fund for any errors or mistakes made by Grosvenor, its employees or its agents with respect to Grosvenor’s placing or executing trades for the Registrant or the Master Fund, as the case may be, or for any other administrative or clerical errors or mistakes made by the foregoing (collectively, “Trade or Clerical Errors”), as Grosvenor considers such errors and mistakes to be a cost of doing business. However, pursuant to the standard of care provisions of the Registrant’s or the Master Fund’s operating agreement, Grosvenor will be obligated to reimburse the Registrant or the Master Fund, as the case may be, for losses sustained by the Master Fund as a result of any Trade or Clerical Error that is caused by Grosvenor’s failure to adhere to the standard of care set forth in such provisions. Subject to its fiduciary obligations, Grosvenor will determine: (i) whether or not any Trade or Clerical Error is required to be reimbursed in accordance with such standard of care provisions; and (ii) if so, the extent of the loss that has been incurred by the Registrant or the Master Fund, as the case may be. Grosvenor has an inherent conflict of interest with respect to determining whether or not a Trade or Clerical Error is required to be reimbursed in accordance with the applicable standard of care provisions and with respect to determining the extent of the loss that has been incurred by the Registrant or the Master Fund, as the case may be.

If a Trade or Clerical Error occurs other than as a result of Grosvenor’s failure to adhere to the applicable standard of care, Grosvenor, in its sole discretion, reserves the right to reimburse the Registrant or the Master Fund, as the case may be, for any losses sustained by the Registrant of the Master Fund as a result of such Trade or Clerical Error. Grosvenor’s reimbursement of the Registrant or the Master Fund, as the case may be, for a Trade or Clerical Error in such a situation will not constitute a waiver of Grosvenor’s general policy to cause the Registrant or the Master Fund, as the case may be, to bear the losses associated with other Trade or Clerical Errors that occur other than as a result of Grosvenor’s failure to adhere to the applicable standard of care. Any net gain resulting from Trade or Clerical Errors will be for the benefit of the Registrant or the Master Fund, as the case may be, and will not be retained by Grosvenor.

Receipt of Sensitive Information

Grosvenor may from time to time receive, from Investment Managers of the Portfolio Funds in which the Grosvenor-Managed Accounts invest, information that is not generally known to other investors in such Portfolio Funds. In these cases, legal or regulatory constraints could prevent Grosvenor from acting in the manner in which it otherwise would act on behalf of one or more Grosvenor-Managed Accounts, including the Registrant or the Master Fund.

Proxy Voting

Grosvenor has developed certain policies and procedures to manage the conflicts of interest that may arise in connection with voting proxies on behalf of the Registrant, the Master Fund and the other Grosvenor-Managed Accounts. These policies and procedures are summarized in Item 7 of this Form N-CSR.

Grosvenor Securities and Other Placement Agents

Grosvenor Securities, an affiliate of Grosvenor, serves as a placement agent for certain Grosvenor-Managed Accounts, including the Registrant. Grosvenor Securities is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and is a member of the Financial Industry Regulatory Authority, Inc. Grosvenor Securities’ sole function is to serve as a private placement agent for certain Grosvenor sponsored funds, including the Registrant. Pursuant to a Master Placement Agent Agreement, Grosvenor compensates Grosvenor Securities on a flat annual fee basis for the placement agent services provided by Grosvenor Securities, regardless of the success of Grosvenor Securities’ placement agent services. Grosvenor Securities does not receive compensation from the Registrant or the Master Fund for the placement of interests. The Investor should understand that:

•	in connection with acting as placement agent on behalf of the Registrant, Grosvenor Securities acts as an agent of the Registrant, not as an agent of or a broker for the Investor; and

•	Grosvenor Securities’ placement agent activities on behalf of the Registrant should not be construed as a recommendation to purchase an interest, as Grosvenor Securities makes no such recommendations.

Grosvenor Securities has an incentive to introduce the Registrant to prospective investors, since additional investments in the Registrant will result in additional investment management/advisory fees for Grosvenor.

Brokerage Expenses

Except in the very limited case of “secondary market” transactions in interests in Portfolio Funds, the Master Fund invests in Portfolio Funds without the involvement of any financial intermediary such as a broker-dealer, and commissions are not payable in connection with such investments. To the extent that the Master Fund purchases or sells investments other than investments in Portfolio Funds, Grosvenor has the authority to determine the financial intermediaries to be used in connection with such purchases/sales and to negotiate the amount of commissions or other transactional compensation to be paid to such intermediaries in connection with such purchases/sales – which commissions or other compensation are borne by the Master Fund.

In determining which intermediaries to use, Grosvenor focuses on the quality of the execution-related services provided by the intermediaries (including factors such as the ability of the intermediaries to execute transactions efficiently, their responsiveness to instructions, their facilities, their reliability and their financial stability), and does not necessarily select those that charge the lowest commissions or other transactional costs.

Grosvenor does not separately compensate financial intermediaries for the provision of non-execution related services and does not believe that it “pay ups” for such services. However, Grosvenor may from time to time use financial intermediaries that provide research-related products or services to most or all of their customers, and – although Grosvenor does not request research-related products or services from such financial intermediaries – Grosvenor may on occasion receive and use research provided by such intermediaries. In this situation, Grosvenor receives a benefit because it does not have to produce or pay for the research. Accordingly, Grosvenor may have an incentive to select financial intermediaries based on its interest in receiving the research or other products or services rather than on its clients’ interest in receiving the most favorable execution. However, since the research provided is not material in nature and quantity and is provided without Grosvenor’s request, Grosvenor believes that its receipt of such research does not have a material effect on its selection of financial intermediaries.

To the extent that the Master Fund engages in “secondary market” transactions in interests in Portfolio Funds, Grosvenor generally has limited opportunity to select the financial intermediaries involved in connection with any proposed transaction or to negotiate the amount of commissions or other transactional compensation to be paid to such intermediaries in connection with such transactions. In general, the number of financial intermediaries active in the hedge fund “secondary market” is limited and the commissions charged by such intermediaries, which typically are borne by the purchasing party in such a transaction, may vary significantly from intermediary-to-intermediary, and transaction-by-transaction.

Relationships with Consulting Firms

Persons employed by or otherwise associated with Grosvenor may be related by blood or marriage to, or otherwise have personal relationships with, persons employed by or otherwise associated with consulting firms. In certain cases, such persons employed by or otherwise associated with consulting firms may be responsible for:

•	analyzing and/or monitoring “fund of funds” investment managers on behalf of such consulting firms;

•	recommending “fund of funds” investment managers to the investment committees or similar governing committees of such consulting firms;

•	selecting the “funds of funds” investment managers that such consulting firms will present to their clients as potential managers of such clients’ assets;

•	recommending particular “fund of funds” investment managers to clients of such consulting firms;

•	recommending that clients of such consulting firms continue to retain the services of, or discharge, “fund of funds” investment managers; and/or

•	otherwise playing an instrumental role in the process whereby clients of such consulting firms select, and/or retain or discharge, “fund of funds” investment managers.

In cases where persons employed by or otherwise associated with consulting firms have one or more responsibilities of the types discussed above and are related by blood or marriage to, or otherwise have personal relationships with, persons employed by or otherwise associated with Grosvenor, such persons may have an incentive to select Grosvenor as a potential manager of the assets of clients of such consulting firms, to recommend Grosvenor to clients of such consulting firms and/or to recommend that clients of such consulting firms continue to utilize Grosvenor’s services.

Grosvenor believes that is the responsibility of consulting firms to recuse interested individuals or take other appropriate steps to protect the integrity of their decision-making processes, and to make appropriate disclosures of potential conflicts of interest to their clients. Grosvenor urges prospective investors who utilize the services of consulting firms to inquire of such consulting firms whether they are subject to such a conflict of interest.

Grosvenor may from time to time enter into arrangements with consulting firms that represent existing and prospective clients, pursuant to which such consulting firms provide Grosvenor certain performance or other data on the “fund of funds” industry. Grosvenor may compensate such a consulting firm for such services on an annual flat-fee or other basis. In no event will Grosvenor enter into any such arrangement unless it first determines to its reasonable satisfaction that the firm that provides services to Grosvenor for compensation from Grosvenor discloses that fact to all clients to whom it recommends Grosvenor.

Relationships with Investment Managers and Other Service Providers

Persons employed by or otherwise associated with Grosvenor may be related by blood or marriage to, or otherwise have personal relationships with, persons employed by or otherwise associated with the Investment Managers of existing or prospective Portfolio Funds or with other third-parties that provide or contemplate providing services to Grosvenor and/or one or more Grosvenor-Managed Accounts. In certain cases, such persons employed by or otherwise associated with Grosvenor may be responsible for:

•

analyzing and/or monitoring existing or prospective Portfolio Funds managed by such Investment Managers, or analyzing and/or monitoring other third-parties that provide or contemplate providing services to Grosvenor and/or one or more Grosvenor-Managed Accounts;

•	recommending that Grosvenor approve Portfolio Funds managed by such Investment Managers as eligible investments for Grosvenor-Managed Accounts;

•	recommending that one or more Grosvenor-Managed Accounts add capital to, or withdraw their capital (in whole or in part) from, Portfolio Funds managed by such Investment Managers;

•	making the final decision to approve Portfolio Funds managed by such Investment Managers as eligible investments for Grosvenor-Managed Accounts;

•

making the final decision to cause one or more Grosvenor-Managed Accounts to add capital to, or withdraw/redeem their capital (in whole or in part) from, Portfolio Funds managed by such Investment Managers;

•	recommending that Grosvenor retain other third-parties that wish to provide services to Grosvenor and/or one or more Grosvenor-Managed Accounts; and/or

•	recommending that Grosvenor discharge third-parties that provide services to one or more Grosvenor-Managed Accounts.

In cases where persons employed by or otherwise associated with Grosvenor have one or more responsibilities of the types discussed above and are related by blood or marriage to, or otherwise have personal relationships with, persons employed by or otherwise associated with Investment Managers of existing or prospective Portfolio Funds or other third-parties that provide or contemplate providing services to Grosvenor and/or one or more Grosvenor-Managed Accounts, such persons may have an incentive to base their decisions on personal considerations rather than on the best interests of the affected Grosvenor-Managed Accounts. Grosvenor, however, monitors relationships of these types with a view to determining whether there is a reasonable likelihood that such persons will base their decisions on personal considerations rather than on the best interests of the affected Grosvenor-Managed Accounts, and will take appropriate action if it determines that such a reasonable likelihood exists.

Gifts, Meals and Entertainment

Grosvenor personnel may receive gifts, meals and/or entertainment from service providers doing business with Grosvenor and/or one or more Grosvenor-Managed Accounts, or from prospective service providers, including existing and prospective Investment Managers. Grosvenor maintains policies and procedures that it believes are reasonably designed to preserve Grosvenor’s objectivity with respect to the selection, retention and termination of service providers, notwithstanding the receipt of gifts, meals and/or entertainment by Grosvenor personnel from such service providers. However, notwithstanding these policies and procedures, to the extent that Grosvenor’s employees receive gifts, meals and/or entertainment from a service provider or prospective service provider, such employees may have an incentive to seek to cause Grosvenor and/or one or more Grosvenor-Managed Accounts to enter into a business relationship with, or to sustain or expand an existing business relationship with, such service provider even if doing so is not in the best interests of such Grosvenor-Managed Account(s).

Grosvenor from time to time provides meals and entertainment to persons employed by or otherwise associated with consultants, financial advisors, clients and prospective clients (which may include investors and prospective investors in the Feeder Funds). In certain cases, Grosvenor may provide such meals and entertainment to clients or prospective clients at the request of consultants, financial planners or other third-parties. It is possible that providing meals and entertainment to such persons could affect their decision-making responsibilities.

Grosvenor from time to time contributes to events sponsored by clients and prospective clients, or by organizations in which clients or prospective clients participate, such as picnics, annual meetings, dinners and events, honoring retiring employees. It is possible that contributing to such events could affect the clients or prospective clients in connection with their decisions whether to retain Grosvenor as their investment manager/adviser or to maintain existing investment manager/adviser or to maintain existing investment management/advisory relationships with Grosvenor.

Charitable and Philanthropic Activities

Grosvenor and its principals, and Investment Managers of the Portfolio Funds in which the Master Fund invests and their principals, may engage in philanthropic activities through contributions of their time and/or financial resources to charitable organizations. Grosvenor and its principals, on the one hand, and such Investment Managers and their principals, on the other hand, may from time to time ask each other to participate in their respective philanthropic activities. Grosvenor and its principals, and such Investment Managers and their principals, are free to participate in philanthropic opportunities brought to their attention by one another. Under no circumstances will such participation or lack thereof be a factor in Grosvenor’s investment management process.

Similarly, Grosvenor and its principals, and investors/participants in Grosvenor-Managed Accounts and their principals, may engage in philanthropic activities through contributions of their time and/or financial resources to charitable organizations. Grosvenor and its principals, on the one hand, and investors/participants in Grosvenor-Managed Accounts and their principals, on the other hand, may from time to time ask each other to participate in their respective philanthropic activities. Grosvenor and its principals, and investors/participants in Grosvenor-Managed Accounts and their principals, are free to participate in philanthropic opportunities brought to their attention by one another. Under no circumstances will such participation or lack thereof be a factor in Grosvenor’s investment management process.

Grosvenor has frequent interaction with consultants and financial advisors who represent prospective and existing investors/participants in Grosvenor-Managed Accounts. Grosvenor does not pay these consultants or financial advisors to recommend Grosvenor or any Grosvenor-Managed Account to their clients. However, consultants and financial advisors have from time to time invited Grosvenor and its principals to participate in particular philanthropic activities, and can be expected to continue to do so in the future. Grosvenor has participated in such philanthropic activities in the past and can be expected to continue to do so in the future. Under no circumstances will such participation or lack thereof be a factor in Grosvenor’s investment management process.

The Investment Managers

The Investment Managers of the Portfolio Funds in which the Master Fund invests are likely to be subject to many of the same types of conflicts of interest to which Grosvenor is subject. For example, the Investment Managers may be involved in other business ventures, including the management and/or administration of other investment funds and accounts whose investment objectives are identical or substantially similar to those of the Portfolio Funds they manage. Neither the Registrant nor the Master Fund will share in the risks or rewards of such other ventures. In addition, such other ventures will compete with the relevant Portfolio Funds for the time and attention of the relevant Investment Managers, and might create additional conflicts of interest or raise other special considerations.

The Investment Managers have responsibility for investing the capital allocated to them. The Investment Managers also manage other accounts (including other accounts in which they may have an interest) and may have financial and other incentives to favor such accounts over the Portfolio Funds in which the Master Fund invests. In investing on behalf of other clients, as well as the Portfolio Funds in which the Master Fund invests, the Investment Managers must allocate their resources, as well as limited market opportunities. Doing so could increase the level of competition for the same trades that otherwise might be made for the Portfolio Funds in which the Master Fund invests, including the priorities of order entry, as well as make it difficult or impossible to take or liquidate a particular position at a price indicated by an Investment Manager’s strategy.

In addition, in connection with investing and trading for other accounts, including their proprietary accounts, the Investment Managers may make use of information obtained by them in the course of investing and trading for the Portfolio Funds. They will have no obligation to compensate the Portfolio Funds in any respect for their receipt of such information or to account to any such Portfolio Fund for any profits earned from their use of such information.

The Investment Managers and their principals, in managing investment accounts other than Portfolio Funds, may employ trading methods, policies and strategies which differ from those which they employ on behalf of such Portfolio Funds. Therefore, the results of the Master Fund’s investments in such Portfolio Funds may differ from the results of other accounts managed by such Investment Managers.

The Investment Managers select the financial intermediaries that execute transactions for their respective Portfolio Funds and negotiate the related brokerage commissions and other transactional costs paid to such intermediaries. In selecting financial intermediaries and/or in negotiating commissions and other compensation with them, such Investment Managers (subject to their overall duty to obtain “best execution” of all transactions for the Portfolio Funds they manage:

•

have authority to and may consider the full range and quality of the services and products provided by the intermediaries (including factors such as the ability of the intermediaries to execute transactions efficiently, their responsiveness to instructions, their facilities, reliability and financial responsibility, and the value of any research or other services or products they provide); and

•

do not necessarily select intermediaries that charge the lowest transaction costs. In this regard, Investment Managers may engage in the practice known as “paying up,” whereby the Investment Managers cause their Portfolio Funds to pay higher transaction costs than they would otherwise pay so that the Investment Managers may receive certain non-execution related products and services provided by or through the intermediaries (so-called “soft dollar” benefits).

The practices discussed above create conflicts between the interests of an Investment Manager and the interests of the Portfolio Fund(s) managed by such Investment Manager. This is because an Investment Manager that receives “soft dollar” benefits receives a benefit that it does not have to purchase out of its own resources. This benefit, in turn, may create an incentive to utilize particular intermediaries based not on the interest of the Portfolio Fund(s) in achieving “best execution” of their transactions, but on the Investment Manager’s interest in receiving benefits for which it does not have to pay out of its own resources.

Further, an Investment Manager may cause a Portfolio Fund managed by such Investment Manager to pay transaction costs to a financial intermediary even though such Investment Manager and/or clients of such Investment Manager other than such Portfolio Fund are the exclusive beneficiaries of “soft dollar” benefits provided by the intermediary.

Grosvenor generally is authorized to consent on behalf of the Master Fund to the Investment Managers engaging in “soft dollar” practices, regardless of whether such practices conform to the requirements of Section 28(e) of the Exchange Act.

ITEM 9 – PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10 – SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which members may recommend nominees to the Registrant’s board of directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

ITEM 11 – CONTROLS AND PROCEDURES

(a)

The Registrant’s principal executive officer and principal financial officer, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the Registrant in Form N-CSR is accumulated and communicated to the Registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)

There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – EXHIBITS

(a)(1)	Code of ethics referred to in Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GROSVENOR REGISTERED MULTI-STRATEGY FUND (TI 2), LLC

By:	/s/ Scott J. Lederman
Scott J. Lederman
Chief Executive Officer and President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Scott J. Lederman	Chief Executive Officer and President	June 6, 2012
Scott J. Lederman

By:	/s/ Zachary D. Weber	Chief Financial Officer and Treasurer	June 6, 2012
Zachary D. Weber